    As filed with the Securities and Exchange Commission on October 1, 1999


                                        Securities Act Registration No. 33-12531
                                Investment Company Act Registration No. 811-5055
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                       POST-EFFECTIVE AMENDMENT NO. 23                       /X/

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                       / /


                               AMENDMENT NO. 25                              /X/


                        (CHECK APPROPRIATE BOX OR BOXES)
                                 --------------

                            PRUDENTIAL BALANCED FUND

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.
                                 --------------

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

           / / immediately upon filing pursuant to paragraph (b)


           /X/ on October 4, 1999 pursuant to paragraph (b)


           / / 60 days after filing pursuant to paragraph (a)(1)


           / / on (date) pursuant to paragraph (a)(1)


           / / 75 days after filing pursuant to paragraph (a)(2)

           / / on (date) pursuant to paragraph (a)(2) of Rule 485

           If appropriate, check the following box:

           / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered. . . . . . .    Shares of Beneficial
Interest, $.01 par value per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FUND TYPE:
-------------------------------------
Stock and bond

INVESTMENT OBJECTIVE:
-------------------------------------
High total investment return consistent with moderate risk

                    [LOGO]

PRUDENTIAL
BALANCED FUND
------------------

PROSPECTUS: OCTOBER 4, 1999


As with all mutual funds, the Securities
and Exchange Commission has not
approved or disapproved the Fund's
shares, nor has the SEC determined
that this prospectus is complete or
accurate. It is a criminal offense to
state otherwise.                                  [LOGO]

TABLE OF CONTENTS
-------------------------------------


1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
2          Principal Risks
3          Evaluating Performance
5          Fees and Expenses

7          HOW THE FUND INVESTS
7          Investment Objective and Policies
9          Other Investments and Strategies
13         Investment Risks

17         HOW THE FUND IS MANAGED
17         Board of Trustees
17         Manager
17         Investment Adviser
17         Portfolio Managers
18         Distributor
18         Year 2000 Readiness Disclosure

20         FUND DISTRIBUTIONS AND TAX ISSUES
20         Distributions
21         Tax Issues
22         If You Sell or Exchange Your Shares

24         HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
24         How to Buy Shares
32         How to Sell Your Shares
36         How to Exchange Your Shares

38         FINANCIAL HIGHLIGHTS
38         Class A Shares
39         Class B Shares
40         Class C Shares
41         Class Z Shares

44         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)


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PRUDENTIAL BALANCED FUND                      [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL BALANCED FUND, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to achieve a HIGH TOTAL INVESTMENT RETURN CONSISTENT WITH MODERATE RISK. This means we seek investments that present moderate risks and whose prices will increase over time. We normally invest in a wide variety of equity-related securities, debt securities and money market instruments. The Fund's investment adviser determines, at least monthly, what percentage of assets to allocate among the different types of securities. The Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success.


    Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities.


    Under normal circumstances, we will invest at least 25% of total assets in debt securities.

    We also may invest in money market instruments, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.

    We can invest up to 30% of the Fund's assets in foreign equity and debt securities and foreign money market instruments. We also may use derivatives for hedging or to improve the Fund's returns.


--------------------------------------------------------------------------------
WE'RE GROWTH EQUITY INVESTORS
In deciding which stocks to buy, we use what is known as a growth investment style for half of the portfolio's equity securities. This means we invest in stocks we believe could experience superior sales or earnings growth.
WE'RE ALSO VALUE EQUITY INVESTORS
In deciding which stocks to buy for the other half of the equity portfolio, we use what is known as a value investment style. This means we invest in stocks that we believe are undervalued, given the company's earnings, assets, cash flow and dividends.

WE ALSO INVEST IN DEBT INSTRUMENTS

Issuers of bonds and other debt instruments pay a fixed or variable rate of interest and must repay the amount borrowed at maturity.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund uses an asset allocation strategy. Although the Fund's investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.


    Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-sized companies are more stable than the stock prices of small companies. The Fund's equity holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.


    The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.


    Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those of U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.


    The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.

    Some of our investment strategies--such as using derivatives--also involve above-average risks. The Fund may use risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
    Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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2  PRUDENTIAL BALANCED FUND                                [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index, a bond index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.



ANNUAL RETURNS* (CLASS B SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989                                               15.51%
1990                                                2.87%
1991                                               21.44%
1992                                                6.60%
1993                                               13.84%
1994                                               -3.59%
1995                                               16.75%
1996                                               15.72%
1997                                               13.48%
1998                                                7.42%
BEST QUARTER: 10.9% (2nd quarter of 1997)
WORST QUARTER: -8.6% (3rd quarter of 1998)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. THE TOTAL RETURN OF THE CLASS B SHARES FROM 1-1-99 TO 6-30-99 WAS 8.25%.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)


------------------------------------------------------------------------------
                                 1 YR   5 YRS   10 YRS     SINCE INCEPTION
------------------------------------------------------------------------------
  Class A shares                 2.92%   9.39%     N/A   10.90% (since 1-22-90)
  Class B shares                 2.42%   9.55%  10.77%    9.35% (since 1-15-87)
  Class C shares                 5.35%     N/A     N/A   11.29%  (since 8-1-94)
  Class Z shares                 8.50%     N/A     N/A   12.60%  (since 3-1-96)
  S&P 500(2)                    28.60%  24.05%  19.19%          N/A(2)
  Lehman Govt./Corp.(3)          9.47%   7.30%   9.33%          N/A(3)
  Lipper Average(4)             13.50%  13.84%  12.97%          N/A(4)



1 THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12B-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500)--AN UNMANAGED INDEX OF 500 STOCKS OF LARGE U.S. COMPANIES--GIVES A BROAD LOOK AT HOW STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. S&P 500 RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 18.98% FOR CLASS A, 16.63% FOR CLASS B, 27.67% FOR CLASS C AND 28.10% FOR CLASS Z SHARES. SOURCE:
     LIPPER INC.
3 THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX IS A WEIGHTED INDEX OF PUBLIC, FIXED-RATE, NONCONVERTIBLE DOMESTIC CORPORATE DEBT SECURITIES RATED AT LEAST INVESTMENT GRADE AND PUBLIC OBLIGATIONS OF THE U.S. TREASURY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. LEHMAN BROTHERS GOVT./CORP. BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 9.05% FOR CLASS A, 8.52% FOR CLASS B, 8.90% FOR CLASS C AND 8.34% FOR CLASS Z SHARES. SOURCE: LIPPER INC.
4 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER BALANCED FUND CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 13.02% FOR CLASS A, 11.39% FOR CLASS B, 16.43% FOR CLASS C AND 15.88% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

-------------------------------------------------------------------

4  PRUDENTIAL BALANCED FUND                                [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z
---------------------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                             5%         None           1%         None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   None        5%(2)        1%(3)         None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                    None         None         None         None
  Redemption fees                   None         None         None         None
  Exchange fee                      None         None         None         None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


---------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z
---------------------------------------------------------------------------------
  Management fees                   .65%         .65%         .65%         .65%
  + Distribution and service
   (12b-1) fees                     .30%(4)     1.00%        1.00%         None
  + Other expenses                  .27%         .27%         .27%         .27%
  = Total annual Fund
   operating expenses              1.22%        1.92%        1.92%         .92%
  - Fee waiver or expense
   reimbursement                    .05%         None         None         None
  = NET ANNUAL FUND OPERATING
   EXPENSES                     1.17%(4)        1.92%        1.92%         .92%


1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING JULY 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



------------------------------------------------------------
                                1 YR   3 YRS  5 YRS   10 YRS
------------------------------------------------------------
  Class A shares                 $613   $863  $1,132  $1,899
  Class B shares                 $695   $903  $1,137  $1,976
  Class C shares                 $393   $697  $1,126  $2,321
  Class Z shares                  $94   $293    $509  $1,131


You would pay the following expenses on the same investment if you did not sell your shares:


------------------------------------------------------------
                                1 YR   3 YRS  5 YRS   10 YRS
------------------------------------------------------------
  Class A shares                 $613   $863  $1,132  $1,899
  Class B shares                 $195   $603  $1,037  $1,976
  Class C shares                 $293   $697  $1,126  $2,321
  Class Z shares                  $94   $293    $509  $1,131


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6  PRUDENTIAL BALANCED FUND                                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to achieve a HIGH TOTAL INVESTMENT RETURN CONSISTENT WITH MODERATE RISK. This means we seek investments that present moderate risks whose prices will increase over time. While we make every effort to achieve our objective, we can't guarantee success.


    In pursuing our objective, we normally invest in a wide variety of equity-related securities, debt securities and money market instruments. For investments in equity-related securities, the Fund's strategy is to combine the efforts of two portfolio managers with different styles--one has a value approach, while the other focuses on growth. Another portfolio management team focuses on debt securities with the potential for total return. Usually about 10% of the Fund's assets are invested in money market instruments.


    In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs) and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We buy convertible securities rated B or better by a nationally recognized rating service. Lower-rated convertible securities have speculative characteristics. We may buy common stocks of companies of every size--small-, medium- and large-capitalization.


-------------------------------------------------------------------
OUR GROWTH EQUITY STYLE
Our growth portfolio manager, Jeff Rose, invests in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at high prices relative to their current earnings.
OUR VALUE EQUITY STYLE
Our value portfolio manager, Warren Spitz, invests in companies selling at a price that is low relative to a company's earnings, assets, cash flow and dividends.
OUR DEBT STRATEGY

Our team uses a bottom-up approach, focusing on individual securities, while staying within guidelines set by our Fixed Income Investment Policy Committee.

-------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS

------------------------------------------------

    Debt obligations include corporate and noncorporate obligations, such as U.S. government securities. The average duration of the debt securities held by the Fund will not be more than 10 years. "Duration" is a measure of the expected life of a fixed-income security on a present value basis. For any fixed-income security with interest payments occurring before payment of principal, duration is ordinarily less than maturity.


    Jeff Rose, who uses a growth style to manage his portion of the equity portfolio, considers selling or reducing a stock position when, in his opinion, the stock has become overpriced or the company's business fundamentals are expected to deteriorate. Warren Spitz, who uses a value style to manage his portion of the equity portfolio, considers selling a security when, in his opinion, it has increased in price to the point where it is no longer undervalued.


    In deciding which debt securities to buy and sell, the debt team will consider economic conditions and interest rate fundamentals. The debt team also will evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation, as well as credit quality, maturity and risk.


    We also may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.


U.S. GOVERNMENT SECURITIES

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.


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8  PRUDENTIAL BALANCED FUND                                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

FOREIGN SECURITIES

We may invest up to 30% of the Fund's total assets in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. For purposes of the 30% limit, we do not consider ADRs and other similar receipts or shares to be foreign securities.


    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES


In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.



REAL ESTATE INVESTMENT TRUSTS


We may invest in the securities of real estate investment trusts known as REITS. REITs are like corporations, except that they do not pay income taxes if they meet certain IRS requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate or real estate mortgages and distribute almost all of their income--most of which comes from rents, mortgages and gains on sales of property--to shareholders.



MORTGAGE-RELATED SECURITIES


We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.


--------------------------------------------------------------------------------

HOW THE FUND INVESTS

------------------------------------------------

    Mortgage-related securities include collateralized mortgage obligations and multi-class pass-through securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security.


    The values of mortgage-backed securities vary with changes in market interest rates and yields. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages. These prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines.



ASSET-BACKED SECURITIES


We also may invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss.


REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is in effect a loan by the Fund.


LOWER-RATED DEBT OBLIGATIONS


We can invest up to 25% of total assets in debt obligations rated BB or lower by Standard & Poor's Ratings Group or Ba or lower by Moody's Investors Service, Inc. or the equivalent rating by another major rating


-------------------------------------------------------------------
10  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW THE FUND INVESTS

------------------------------------------------

service. These lower-rated obligations--also known as "junk bonds"--have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these obligations.



DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's returns or protect its assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.



OPTIONS. The Fund may purchase and sell put and call options on equity securities, financial indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.



FUTURES CONTRACTS AND RELATED OPTIONS


FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.


--------------------------------------------------------------------------------

HOW THE FUND INVESTS

------------------------------------------------

LEVERAGE


The Fund may borrow from banks to take advantage of investment opportunities. This is known as using "leverage." If the Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the markets are unstable.



ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 33% of the value of its total assets including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


PORTFOLIO TURNOVER


As a result of the strategies described above, the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


-------------------------------------------------------------------
12  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS          RISKS                    POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  EQUITY-RELATED SECURITIES       -- Individual stocks     -- Historically, stocks
  UP TO 75%                            could lose value         have outperformed
                                  -- The equity markets        other investments
                                      could go down,           over the long term
                                      resulting in a       -- Generally, economic
                                      decline in value of      growth means higher
                                      the Fund's               corporate profits,
                                      investments              which lead to an
                                  -- Companies that pay        increase in stock
                                      dividends may not do     prices, known as
                                      so if they don't have     capital appreciation
                                      profits or adequate  -- May be a source of
                                      cash flow                dividend income
                                  -- Changes in economic or -- The Fund's asset
                                      political conditions,     allocation strategy
                                      both domestic and        may provide stable
                                      international, may       returns
                                      result in a decline
                                      in value of the
                                      Fund's investments
                                  -- The Fund may invest
                                       the bulk of its
                                      assets in an asset
                                      category that is out
                                      of favor, which could
                                      result in losses if
                                      stock prices fall
------------------------------------------------------------------------------------
  FOREIGN SECURITIES              -- Foreign markets,      -- Investors can
  UP TO 30%                           economies and             participate in
                                      political systems may     foreign markets and
                                      not be as stable as      invest in companies
                                      in the U.S.              operating in those
                                  -- Currency risk--           markets
                                      changing values of   -- Changing values of
                                      foreign currencies       foreign currencies
                                      can cause losses     -- Opportunities for
                                  -- May be less liquid        diversification
                                       than U.S. stocks and
                                      bonds
                                  -- Differences in foreign
                                      laws, accounting
                                      standards, public
                                      information, custody
                                      and settlement
                                      practices provide
                                      less reliable
                                      information on
                                      foreign investments
                                      and involve more risk
                                  -- Year 2000 conversion
                                      may be more of a
                                      problem for some
                                      foreign issuers
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS          RISKS                      POTENTIAL REWARDS
-----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS        -- The Fund's holdings,    -- Regular interest
  AT LEAST 25%                        share price and total       income
                                      return may fluctuate   -- High-quality debt
                                      in response to bond        obligations are
                                      market movements           generally more secure
                                  -- Credit risk--the risk       than stocks since
                                      that the default of        companies must pay
                                      an issuer would leave      their debts before
                                      the Fund with unpaid       they pay dividends
                                      interest or            -- Most bonds will rise
                                      principal. The lower        in value when
                                      a bond's quality, the      interest rates fall
                                      higher its potential   -- Bonds have generally
                                      volatility                 outperformed money
                                  -- Market risk--the risk       market instruments
                                      that the market value      over the long term,
                                      of an investment may       with less risk than
                                      move up or down,           stocks
                                      sometimes rapidly or   -- Investment-grade bonds
                                      unpredictably. Market      have a lower risk of
                                      risk may affect an         default than junk
                                      industry, a sector,        bonds
                                      or the market as a     -- Junk bonds offer
                                      whole                       higher yields and
                                  -- Interest rate               higher potential
                                       risk--the risk that       gains than
                                      the value of most          investment-grade
                                      bonds will fall when       bonds
                                      interest rates rise.
                                      The longer a bond's
                                      maturity and the
                                      lower its credit
                                      quality, the more its
                                      value typically
                                      falls. It can lead to
                                      price volatility,
                                      particularly for junk
                                      bonds
                                  -- Junk bonds have a
                                      higher risk of
                                      default, tend to be
                                      less liquid and may
                                      be more difficult to
                                      value
------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES      -- Limits potential for    -- May preserve the
  PERCENTAGE VARIES                   capital appreciation       Fund's assets
                                  -- See market risk,        -- Regular interest
                                       credit risk and            income
                                      interest rate risk     -- Generally more secure
                                  -- Not all U.S.                than lower quality
                                      government securities      debt securities and
                                      are insured by the         equity securities
                                      U.S. government, but   -- Principal and interest
                                      only by the issuing        may be guaranteed by
                                      agency                     the U.S. government
--------------------------------------------------------------------------------------


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14  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS          RISKS                      POTENTIAL REWARDS
-----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS        -- Limits potential for    -- May preserve the
  PERCENTAGE VARIES                   capital appreciation       Fund's assets
                                  -- See credit risk and
                                      market risk
------------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT TRUSTS   -- Performance depends on  -- Real estate holdings
  (REITS)                             the strength of real       can generate good
  PERCENTAGE VARIES                   estate markets, REIT       returns from rents,
                                      management and             rising market values,
                                      property management,       etc.
                                      which can be affected  -- Greater
                                      by many factors,            diversification than
                                      including national         direct ownership
                                      and regional economic
                                      conditions
------------------------------------------------------------------------------------
  MORTGAGE-RELATED SECURITIES     -- Prepayment risk--the    -- Regular interest
  LESS THAN 25%                       risk that the               income
                                      underlying mortgage    -- The U.S. government
                                      may be pre-paid            guarantees interest
                                      partially or               and principal
                                      completely, generally      payments on certain
                                      during periods of          securities
                                      falling interest       -- May benefit from
                                      rates, which could         security interest in
                                      adversely affect           real estate
                                      yield to maturity and      collateral
                                      could require the      -- Pass-through
                                      Fund to reinvest in        instruments provide
                                      lower-yielding             greater
                                      securities                 diversification than
                                  -- Credit risk--the risk       direct ownership of
                                      that the underlying        loans
                                      mortgages will not be
                                      paid by debtors or by
                                      credit insurers or
                                      guarantors of such
                                      instruments
                                  -- See market risk and
                                      interest rate risk
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


--------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS          RISKS                      POTENTIAL REWARDS
-----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  ASSET-BACKED SECURITIES         -- See prepayment risk     -- Regular interest
  LESS THAN 25%                   -- The security interest        income
                                       in the underlying     -- Prepayment risk is
                                      collateral may not be      generally lower than
                                      as great as with           with mortgage-related
                                      mortgage-related           securities
                                      securities             -- Pass-through
                                  -- Credit risk--the risk       instruments provide
                                       that the underlying       greater
                                      receivables will not       diversification than
                                      be paid by debtors or      direct ownership of
                                      by credit insurers or      loans
                                      guarantors of such
                                      instruments. Some
                                      asset-backed
                                      securities are
                                      unsecured or secured
                                      by lower-rated
                                      insurers or
                                      guarantors and thus
                                      may involve greater
                                      risk
                                  -- See market risk and
                                      interest rate risk
------------------------------------------------------------------------------------
  DERIVATIVES                     -- Derivatives such as     -- The Fund could make
  PERCENTAGE VARIES                   futures, options and       money and protect
                                      foreign currency           against losses if the
                                      forward contracts          investment analysis
                                      that are used for          proves correct
                                      hedging purposes may   -- Derivatives that
                                      not fully offset the        involve leverage
                                      underlying positions       could generate
                                      and this could result      substantial gains at
                                      in losses to the Fund      low cost
                                      that would not have    -- One way to manage the
                                      otherwise occurred         Fund's risk/return
                                  -- Derivatives used for        balance is to lock in
                                       risk management may       the value of an
                                      not have the intended      investment ahead of
                                      effects and may            time
                                      result in losses or
                                      missed opportunities
                                  -- The other party to a
                                      derivatives contract
                                      could default
                                  -- Derivatives that
                                       involve leverage
                                      could magnify losses
                                  -- Certain types of
                                      derivatives involve
                                      costs to the Fund
                                      that can reduce
                                      returns
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES             -- May be difficult to     -- May offer a more
  UP TO 15% OF NET ASSETS             value precisely            attractive yield or
                                  -- May be difficult to         potential for growth
                                       sell at the time or       than more widely
                                      price desired              traded securities
------------------------------------------------------------------------------------


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16  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Fund's Board of Trustees oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended July 31, 1999, the Fund paid PIFM management fees of .65% of the Fund's average net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of August 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.8 billion.


INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGERS

WARREN SPITZ, a Managing Director of Prudential Investments, has been a portfolio manager for the Fund since March 1998 and is responsible for the value portion of the Fund's equity portfolio. Mr. Spitz joined Prudential Investments in 1987 as a portfolio manager. He earned a B.S. from Allegheny College and an M.B.A. from the University of Pennsylvania's Wharton School of Business.


--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED

------------------------------------------------

    JEFF ROSE, CFA, a Managing Director of Prudential Investments, has been a portfolio manager for the Fund since July 1997. Mr. Rose is responsible for the growth portion of the Fund's equity portfolio. Mr. Rose joined Prudential Investments in 1994 as an equity analyst. Mr. Rose received a B.A. from Cornell University and an M.B.A. from the Amos Tuck School--Dartmouth College. He also holds a Chartered Financial Analyst (CFA) designation.


    Prudential Investments' Fixed Income Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the fixed-income portion of the Fund. The Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Fixed Income Investment Policy Committee and the Fund's investment restrictions and policies. In addition, a credit research team of analysts supports the Team using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will

-------------------------------------------------------------------
18  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/ or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state income tax in the state where you live.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders typically every quarter. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

-------------------------------------------------------------------
20  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.



QUALIFIED OR TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[CHART]

                        CAPITAL GAIN
                  +$    (taxes owed)
     RECEIPTS
     FROM SALE          OR

                        CAPITAL LOSS
                  -$    (offset against gain)


    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other

-------------------------------------------------------------------
22  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852, or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees

     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

-------------------------------------------------------------------
24  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------
                                                CLASS A           CLASS B           CLASS C          CLASS Z
-----------------------------------------------------------------------------------
  Minimum purchase amount(1)              $1,000                $1,000        $2,500                None
  Minimum amount for subsequent           $100                  $100          $100                  None
   purchases(1)
  Maximum initial sales charge            5% of the public      None          1% of the public      None
                                          offering price                      offering price
  Contingent Deferred Sales Charge        None                  If sold       1% on sales made      None
   (CDSC)(2)                                                    during:       within 18 months of
                                                                Year 1   5%   purchase(2)
                                                                Year 2   4%
                                                                Year 3   3%
                                                                Year 4   2%
                                                                Years 5/6 1%
                                                                Year 7   0%
  Annual distribution and service         .30 of 1%             1%            1%                    None
   (12b-1) fees shown as a percentage of  (.25 of 1%
   average net assets(3)                  currently)


1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES-- CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING JULY 31, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


-----------------------------------------------------------------------------------
                                       SALES CHARGE AS %       SALES CHARGE AS %          DEALER
        AMOUNT OF PURCHASE             OF OFFERING PRICE       OF AMOUNT INVESTED       REALLOWANCE
-----------------------------------------------------------------------------------
  Less than $25,000                                  5.00%                    5.26%             4.75%
  $25,000 to $49,999                                 4.50%                    4.71%             4.25%
  $50,000 to $99,999                                 4.00%                    4.17%             3.75%
  $100,000 to $249,999                               3.25%                    3.36%             3.00%
  $250,000 to $499,999                               2.50%                    2.56%             2.40%
  $500,000 to $999,999                               2.00%                    2.04%             1.90%
  $1 million and above*                               None                     None              None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time


     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)


     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.


    The Distributor may reallow Class A's sales charge to dealers.



BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of


-------------------------------------------------------------------
26  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or



     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------
purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:


     --    Purchase your shares through an account at Prudential Securities,



     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or


     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES

BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.



MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of

-------------------------------------------------------------------
28  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and



     --    Prudential, with an investment of $10 million or more.



    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.


CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV-- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

    We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays and Good Friday. Because the Fund invests in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------

-------------------------------------------------------------------
30  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------
not available in all states.


SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

-------------------------------------------------------------------
32  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy, provided the shares were purchased before the death or disability


     -- To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by

-------------------------------------------------------------------
34  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------
Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

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36  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.
CLASS A SHARES

The financial highlights for the three years ended July 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended July 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL YEARS ENDED 7-31)


----------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                        1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                              $12.63       $14.01       $11.85       $12.04       $11.12
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                 .29          .33          .34          .31          .34
 Net realized and unrealized
  gain on investment
  transactions                         .92          .29         2.96          .28         1.11
 TOTAL FROM INVESTMENT
  OPERATIONS                          1.21          .62         3.30          .59         1.45
----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (.29)        (.34)        (.36)        (.29)        (.33)
 Distributions from net
  realized gains on investment
  and foreign currency
  transactions                        (.89)       (1.66)        (.78)        (.49)        (.20)
 TOTAL DISTRIBUTIONS                 (1.18)       (2.00)       (1.14)        (.78)        (.53)
 NET ASSET VALUE, END OF YEAR       $12.66       $12.63       $14.01       $11.85       $12.04
 TOTAL RETURN(1)                    10.37%        5.05%       29.09%        4.89%       13.67%
----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA             1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)    $516,281     $485,690     $497,461     $262,096     $119,829
 Average net assets (000)         $493,917     $493,828     $306,717     $246,609      $69,754
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution fees(2)               1.17%        1.19%        1.17%        1.20%        1.22%
 Expenses, excluding
  distribution fees                   .92%         .94%         .92%         .95%         .97%
 Net investment income               2.34%        2.51%        2.84%        2.53%        2.90%
 Portfolio turnover                   103%         144%         140%          97%         201%



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.
2 THE DISTRIBUTOR OF THE FUND VOLUNTARILY AGREED TO LIMIT ITS DISTRIBUTION FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

-------------------------------------------------------------------

38  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights for the three years ended July 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended July 31, 1996 were audited by other independent auditors, whose reports were unqualified.


CLASS B SHARES (FISCAL YEARS ENDED 7-31)


----------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                        1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  YEAR                              $12.57       $13.96       $11.80       $12.00       $11.09
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                 .20          .24          .26          .21          .26
 Net realized and unrealized
  gain on investment
  transactions                         .92          .27         2.95          .28         1.10
 TOTAL FROM INVESTMENT
  OPERATIONS                          1.12          .51         3.21          .49         1.36
----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (.19)        (.24)        (.27)        (.20)        (.25)
 Distributions from net
  realized gains on investment
  and foreign currency
  transactions                        (.89)       (1.66)        (.78)        (.49)        (.20)
 TOTAL DISTRIBUTIONS                 (1.08)       (1.90)       (1.05)        (.69)        (.45)
 NET ASSET VALUE, END OF YEAR       $12.61       $12.57       $13.96       $11.80       $12.00
 TOTAL RETURN(1)                     9.44%        4.28%       28.24%        4.05%       12.79%
----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA             1999         1998         1997         1996         1995
----------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)    $445,946     $533,354     $625,715     $420,465     $392,291
 Average net assets (000)         $490,071     $578,432     $431,425     $437,792     $409,419
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution fees                  1.92%        1.94%        1.92%        1.95%        1.97%
 Expenses, excluding
  distribution fees                   .92%         .94%         .92%         .95%         .97%
 Net investment income (loss)        1.60%        1.76%        2.09%        1.78%        2.34%
 Portfolio turnover                   103%         144%         140%          97%         201%


1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights for the three years ended July 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from August 1, 1994 through July 31, 1996 were audited by other independent auditors, whose reports were unqualified.


CLASS C SHARES (FISCAL PERIODS ENDED 7-31)


----------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                        1999         1998         1997         1996       1995(1)
----------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                            $12.57       $13.96       $11.80       $12.00       $11.12
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                 .20          .24          .26          .21          .21
 Net realized and unrealized
  gain on investment
  transactions                         .92          .27         2.95          .28         1.12
 TOTAL FROM INVESTMENT
  OPERATIONS                          1.12          .51         3.21          .49         1.33
----------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (.19)        (.24)        (.27)        (.20)        (.25)
 Distributions from net
  realized gains on investment
  and foreign currency
  transactions                        (.89)       (1.66)        (.78)        (.49)        (.20)
 TOTAL DISTRIBUTIONS                 (1.08)       (1.90)       (1.05)        (.69)        (.45)
 NET ASSET VALUE, END OF
  PERIOD                            $12.61       $12.57       $13.96       $11.80       $12.00
 TOTAL RETURN(2)                     9.44%        4.28%       28.24%        4.05%       12.49%
----------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA             1999         1998         1997         1996       1995(1)
----------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD
  (000)                             $9,939       $9,201       $7,023       $3,525       $3,046
 Average net assets (000)           $9,535       $8,175       $4,790       $2,444         $920
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution fees                  1.92%        1.94%        1.92%        1.95%     2.04%(3)
 Expenses, excluding
  distribution fees                   .92%         .94%         .92%         .95%     1.04%(3)
 Net investment income (loss)        1.60%        1.76%        2.09%        1.78%     2.20%(3)
 Portfolio turnover                   103%         144%         140%          97%         201%


1 INFORMATION SHOWN IS FOR THE PERIOD 8-1-94 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH 7-31-95.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.

-------------------------------------------------------------------
40  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights for the three years ended July 31, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 through July 31, 1996 were audited by other independent auditors, whose reports were unqualified.



CLASS Z SHARES (FISCAL PERIODS ENDED 7-31)



---------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                        1999         1998         1997       1996(1)
---------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                            $12.64       $14.01       $11.85       $12.16
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                 .33          .37          .46          .13
 Net realized and unrealized
  gain (loss) on investment
  transactions                         .91          .29         2.87         (.28)
 TOTAL FROM INVESTMENT
  OPERATIONS                          1.24          .66         3.33         (.15)
---------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (.32)        (.37)        (.39)        (.16)
 Distributions from net
  realized gains on investment
  and foreign currency
  transactions                        (.89)       (1.66)        (.78)          --
 TOTAL DISTRIBUTIONS                 (1.21)       (2.03)       (1.17)        (.16)
 NET ASSET VALUE, END OF
  PERIOD                            $12.67       $12.64       $14.01       $11.85
 TOTAL RETURN(2)                    10.63%        5.37%       29.39%      (1.24)%
---------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA             1999         1998         1997       1996(1)
---------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD
  (000)                           $122,129     $131,671     $129,459       $4,015
 Average net assets (000)         $121,398     $128,358      $99,391       $4,217
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including
  distribution fees                   .92%         .94%         .92%      .95%(3)
 Expenses, excluding
  distribution fees                   .92%         .94%         .92%      .95%(3)
 Net investment income (loss)        2.60%        2.76%        3.12%     2.72%(3)
 Portfolio turnover                   103%         144%         140%          97%


1 INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 7-31-96.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.

--------------------------------------------------------------------------------

                 [This page has been left blank intentionally.]

-------------------------------------------------------------------
42  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

TARGET FUNDS


  LARGE CAPITALIZATION GROWTH FUND


  LARGE CAPITALIZATION VALUE FUND


  SMALL CAPITALIZATION GROWTH FUND


  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

TARGET FUNDS


  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.

PRUDENTIAL INTERNATIONAL BOND FUND, INC.



-------------------------------------------------------------------

44  PRUDENTIAL BALANCED FUND                               [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO

TARGET FUNDS


  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION:
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:


By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
By Electronic Request:
publicinfo@sec.gov

  (The SEC charges a fee to copy documents.)


In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call
  1-202-942-8090.)



Via the Internet:
on the EDGAR Database at
http://www.sec.gov


--------------------------------


              CUSIP
             Numbers:   Quotron Symbols:

  Class A:  74431M105   PFCAX
  Class B:  74431M204   PFRCX
  Class C:  74431M303   --
  Class Z:  74431M402   PFCZX



Investment Company Act File No:

811-5055

MF134A                                   [LOGO] Printed on Recycled Paper

                            PRUDENTIAL BALANCED FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 4, 1999


    Prudential Balanced Fund (the Fund) is an open-end, diversified, management investment company. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund will seek to achieve its objective by investing in a diversified portfolio of equity-related securities (including securities convertible into equity securities), debt obligations and money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated October 4, 1999, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                           PAGE
                                                           ----
Fund History.............................................  B-2
Description of the Fund, Its Investments and Risks.......  B-2
Investment Restrictions..................................  B-16
Management of the Fund...................................  B-18
Control Persons and Principal Holders of Securities......  B-21
Investment Advisory and Other Services...................  B-21
Brokerage Allocation and Other Practices.................  B-26
Capital Shares, Other Securities and Organization........  B-28
Purchase, Redemption and Pricing of Fund Shares..........  B-29
Shareholder Investment Account...........................  B-38
Net Asset Value..........................................  B-43
Taxes, Dividends and Distributions.......................  B-44
Performance Information..................................  B-46
Financial Statements.....................................  B-48
Report of Independent Accountants........................  B-65
Description of Security Ratings..........................  A-1
Appendix I--General Investment Information...............  I-1
Appendix II--Historical Performance Data.................  II-1
Appendix III--Information Relating to Prudential.........  III-1



--------------------------------------------------------------------------------

MF134B

                                  FUND HISTORY

    The Fund was established as a Massachusetts business trust on February 23, 1987. It was originally comprised of two portfolios. On July 25, 1997, shareholders of the Strategy Portfolio became shareholders of the Balanced Portfolio. The Strategy Portfolio was terminated effective with the closing of the reorganization. Effective July 25, 1997, Prudential Allocation Fund (Balanced Portfolio) changed its name to Prudential Balanced Fund.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (A) CLASSIFICATION. The Fund is an open-end, diversified, management investment company.


    (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund will seek to achieve its objective by investing in a diversified portfolio of equity-related securities, debt obligations and money market instruments. This section describes the Fund's principal and non-principal investment strategies and risks. The following table summarizes the types of principal investments in which the Fund may invest under normal circumstances in seeking to achieve its objective.

EQUITY SECURITIES
----------------------------
Type of issuer                Common stock and common stock equivalents of major, established companies AND smaller, faster growing companies


DEBT SECURITIES
----------------------------
Quality                       Investment grade debt securities AND up to 25% of its assets in debt securities rated below investment grade

Percent of Fund's assets      At least 25% of its assets in fixed-income senior securities

Average duration              10 years or less; weighted average maturity will exceed the average duration

    The Fund's investment adviser determines the allocation of assets among the different investment vehicles available (asset mix) to the Fund on a regular basis (at least monthly). The determination of asset mix will result in decisions with respect to: (1) the proportion of investments among the various financial instruments available (money market instruments, bonds and other indebtedness and equity-related securities, including convertible securities);
(2) the distribution of debt securities among short, intermediate and long-term maturities; and (3) the distribution of equity-related securities between those of major, established companies and those of smaller, faster growing companies, the prices of which are typically more volatile. The determination of asset mix for the Fund is based on technical, qualitative and fundamental analyses and forecasts made by the investment adviser, prevailing interest rates and general economic factors. In addition, the investment adviser considers the risk objective of the Fund in making asset mix determinations. While the principal investment policies and strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in trying to achieve its objective. The Fund may not succeed in achieving its objective and you could lose money.

EQUITY-RELATED SECURITIES

    The equity-related securities in which the Fund may invest include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.

    CONVERTIBLE SECURITIES. The Fund may invest in preferred stocks or debt securities that either have warrants attached or are otherwise convertible into common stocks. A convertible security is typically a corporate bond (or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stock which is technically an equity security.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are denominated in U.S. dollars, registered domestically, easily transferable, and market quotations are readily available for them; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

    REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

DEBT OBLIGATIONS

    In addition to money market instruments described below, the Fund may invest in longer-term debt securities. It is anticipated that the average duration of the debt securities held by the Fund will not exceed 10 years. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a mortgage-backed, asset-backed or callable bond, EXPECTED to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the investment adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The computation of duration is based on estimated rather than known factors. Thus, there can be no assurance that the average duration will at all times be achieved by the Fund.

    Debt securities acquired by the Fund will generally be rated at the time of purchase within the four highest categories determined by Standard & Poor's Ratings Group (S&P), Moody's Investors Service, Inc. (Moody's) or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if not rated, be of comparable quality in the opinion of the investment adviser. However, the Fund may invest up to 25% of its total assets in securities rated at the time of purchase BB or Ba or lower by S&P or Moody's, respectively (or comparably rated by another NRSRO), or, if not rated, of comparable quality in the opinion of the investment adviser, all of which are commonly known as "junk bonds."

    RISK FACTORS RELATING TO HIGH YIELD SECURITIES. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BB or Ba or lower by S&P or Moody's, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Although lower-rated obligations typically provide a higher yield than higher-rated obligations of similar maturity, lower-rated or unrated (that is, high yield) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

    The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund and increasing the exposure of the Fund to the risks of high yield securities.

    U.S. GOVERNMENT SECURITIES. The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury obligations (including bills, notes and bonds) and securities issued or guaranteed by U.S. government agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or by U.S. government instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land
Bank). Except for U.S. Treasury securities, these obligations, even those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself if the agency or instrumentality does not meet its commitments.

    MORTGAGE-RELATED SECURITIES. The Fund also may invest in Collateralized Mortgage Obligations (CMOs). A CMO is a debt security that is backed by a portfolio of mortgages (such as GNMA, FNMA and FHLMC certificates) or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes.

    The mortgages backing these securities include conventional thirty-year fixed rate mortgages, fifteen-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities; however, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio containing high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

    The Fund also may invest in Real Estate Mortgage Investment Conduits (REMICs). An issuer of REMICs may be a trust, partnership, corporation, association, segregated pool of mortgages, or agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests" some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. REMICs are intended by the U.S. Congress ultimately to become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. As of January 1, 1992, if a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it is taxed at the entity level as a corporation.

    Certain issuers of CMOs, including CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a Rule adopted by the Securities and Exchange Commission (the Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (Investment Company Act) on investments by an investment company in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain qualifying CMOs, that cannot or do not rely on the rule, including CMOs that have elected to be treated as REMICs, are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (1) invest primarily in mortgage-backed securities, (2) do not issue redeemable securities, (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

    ASSET-BACKED SECURITIES. The Fund also may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments.

MONEY MARKET INSTRUMENTS

    The Fund may invest in the following money market instruments generally maturing in 13 months or less:

        1. U.S. Treasury bills and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The Fund may invest in obligations of domestic banks, foreign banks, and branches and offices thereof, but the Fund will invest in foreign banks and foreign branches of U.S. banks only if, after making such investment, all such investments would constitute less than 10% of the Fund's total assets (taken at current value). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States.

        3. Commercial paper, variable amount demand master notes, bills, notes, funding agreements and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in 13 months or less, denominated in U.S. dollars, and, at the date of investment, rated at least A or A-2 by S&P or A or Prime-2 by Moody's, or comparably rated by another NRSRO or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P, or A or Prime-2 by Moody's, or comparably rated by another NRSRO. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph (2) above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's investment adviser under the supervision of the Fund's Trustees. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Fund do not exceed 10% of the Fund's total assets.

FOREIGN SECURITIES

    The Fund may invest up to 30% of its total assets in foreign equity and debt securities and money market instruments. For purposes of this limitation, ADRs, ADSs, Yankee bonds (that is, U.S. dollar denominated bonds issued by foreign companies in the United States) and global bonds which are U.S. dollar denominated are not deemed to be foreign securities. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities or quality.

    Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

    To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

    There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES

    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

    The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

    The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indexes, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

    The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expenses relating to these actions.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to attempt to enhance return but not for speculation. These strategies currently include the use of options on stock indexes and futures contracts and options on indexes. The Fund also may purchase futures contracts on foreign currencies and on debt securities and aggregates of debt securities. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

    TRANSACTIONS IN OPTIONS

    The Fund will write (that is, sell) covered call options only on equity securities, on stock indexes that are traded on a securities exchange or which are listed on NASDAQ or in the over-the-counter market, on currencies and on futures contracts that are traded on an exchange or board of trade. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

    A call option gives the purchaser, in exchange for a premium paid, the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

    To secure the obligation to deliver the underlying security the writer of the option is required to deposit in escrow the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (the
OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

    The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

    RISKS OF TRANSACTIONS IN OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

    OPTIONS ON STOCK INDEXES

    Except as described below, the Fund will write call options on indexes only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate, or pledge to a broker as collateral for the option, cash, other liquid assets or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The Fund will write call options on broadly-based stock market indexes only if at the time of writing it holds a diversified portfolio of stocks.

    If the Fund has written an option on an industry or market segment index, it will so segregate with the Fund's Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Fund's Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by the Fund in cash or other liquid assets with the Fund's Custodian, it will not be subject to the requirements described in this paragraph.

    RISKS OF OPTIONS ON INDEXES

    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes that include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES. Unless the Fund has other liquid assets that are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call that the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Because there are two currencies involved, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

    RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will generally not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund also will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Manager and Subadviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract (less the value of the "covering" positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealings in foreign currency forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. The futures contracts and options thereon in which the Fund will invest will be on interest-bearing securities, financial indexes and interest rate indexes. There are several risks involved in the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the price of the underlying securities, the price of a futures contract may move more or less than the price of the securities being hedged. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. If the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on the futures contract.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts or options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. In addition, a Fund may not enter into futures contracts or options thereon if the sum of initial and variation margin on outstanding futures contracts, together with the premium paid on outstanding options, exceeds 20% of the Fund's total assets. The Fund will use futures and options thereon in a manner consistent with these requirements.

    If the Fund maintains a short position in a futures contract, it will cover this position by segregating cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract, it will segregate with its Custodian cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high as or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

    There are risks inherent in the use of futures contracts and options transactions for the purpose of hedging the Fund's portfolio securities. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation also may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities that are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the securities and futures market could result. Price distortions also could result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate or stock market trends by the investment adviser still may not result in a successful hedging transaction.

    Successful use of futures contracts by the Fund also is subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    LIMITATIONS ON PURCHASE AND SALE OF OPTIONS, FUTURES AND OPTIONS THEREON

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures market and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities or foreign currency markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

INTEREST RATE SWAPS

    The Fund may enter into interest rate swap transactions with respect to up to 5% of its total assets. Interest rate swaps are used to hedge the value of existing portfolio assets or assets the Fund intends to acquire. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). The Fund enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Fund uses its interest rate swaps for hedging purposes and not as a speculative investment.

    The use of interest rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser were incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

REPURCHASE AGREEMENTS

    The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and provided further that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING


    The Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."


ILLIQUID SECURITIES


    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).


    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing liquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to puchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.


    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, such securities; provided that if further consideration is required in connection with the conversion or exchange, cash or other liquid assets in an amount equal to such consideration must be segregated, for an equal amount of the securities of the same issuer as the securities sold short (a short sales against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 5% of its total assets in securities of other registered investment companies. The Fund does not intend to invest in such securities during the coming year. If the Fund does invest in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

SEGREGATED ASSETS


    The Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

(d) TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


    When adverse market or economic conditions dictate a defensive strategy, the Fund may temporarily invest without limit in money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.


    The Fund may also temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

(e) PORTFOLIO TURNOVER


    As a result of the investment policies described above, the Fund engages in a substantial number of portfolio transactions. The portfolio turnover rates for the Fund for the fiscal years ended July 31, 1998 and 1999 were 144% and 103%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of such portfolio securities. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" of the Fund, when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or options thereon is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position, except short sales against-the-box.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase of forward foreign currency exchange contracts and collateral arrangements relating thereto, the purchase and sale of options, financial futures contracts, options on such contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) with respect to 75% of the Fund's assets, more than 5% of the total assets of the Fund (determined at the time of investment) would then be invested in securities of a single issuer or (b) more than 25% of the total assets of the Fund (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, except that the Portfolio may invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

     7. Buy or sell real estate or interests in real estate, except that it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     8. Buy or sell commodities or commodity contracts, except that it may purchase and sell futures contracts and options thereon. (For purposes of this restriction, a forward foreign currency exchange contract is not deemed to be a commodity or commodity contract.)

     9. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    10. Make investments for the purpose of exercising control or management.

    11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

    13. Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               THE FUND                              DURING PAST FIVE YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Edward D. Beach (74)                    Trustee          President and Director of BMC Fund, Inc., a closed-end
                                                          investment company; formerly Vice Chairman of Broyhill
                                                          Furniture Industries, Inc.; Certified Public Accountant;
                                                          Secretary and Treasurer of Broyhill Family Foundation, Inc.;
                                                          Member of the Board of Trustees of Mars Hill College;
                                                          Director of The High Yield Income Fund, Inc.; Director or
                                                          Trustee of 44 funds within the Prudential Mutual Funds.

Delayne Dedrick Gold (62)               Trustee          Marketing and Management Consultant; Director of The High
                                                          Yield Income Fund, Inc.; Director or Trustee of 44 funds
                                                          within the Prudential Mutual Funds.

*Robert F. Gunia (52)               Vice President       Chief Administrative Officer (since June 1999) of Prudential
                                      and Trustee         Investments; Vice President (since September 1997) of The
                                                          Prudential Insurance Company of America (Prudential);
                                                          Executive Vice President and Treasurer (since December 1996)
                                                          of Prudential Investments Fund Management LLC (PIFM); Senior
                                                          Vice President (since March 1987) of Prudential Securities
                                                          Incorporated (Prudential Securities); formerly Chief
                                                          Adminstrative Officer (July 1990-September 1996), Director
                                                          (January 1989-September 1996) and Executive Vice President,
                                                          Treasurer and Chief Financial Officer (June 1987-September
                                                          1996) of Prudential Mutual Fund Management, Inc.; Vice
                                                          President and Director of The Asia Pacific Fund, Inc. (since
                                                          May 1989); Director of The High Yield Income Fund, Inc.;
                                                          Director or Trustee of 45 funds within the Prudential Mutual
                                                          Funds.

Douglas H. McCorkindale (60)            Trustee          Vice Chairman (since March 1984) and President (since
                                                          September 1997) of Gannett Co. Inc. (publishing and media);
                                                          Director of Continental Airlines, Inc., Gannett Co. Inc. and
                                                          Frontier Corporation; Director or Trustee of 24 funds within the Prudential Mutual Funds.

Thomas T. Mooney (57)                   Trustee          President of the Greater Rochester Metro Chamber of Commerce;
                                                          formerly Rochester City Manager; Trustee of Center for
                                                          Governmental Research, Inc.; Director of Blue Cross of
                                                          Rochester, The Business Council of New York State, Monroe
                                                          County Water Authority, Rochester Jobs, Inc., Executive
                                                          Service Corps of Rochester, Monroe County Industrial
                                                          Development Corporation and Northeast Midwest Institute;
                                                          President, Director and Treasurer of First Financial Fund,
                                                          Inc. and The High Yield Plus Fund, Inc.; Director or Trustee
                                                          of 34 other funds within the Prudential Mutual Funds.

Stephen P. Munn (57)                    Trustee          Chairman (since January 1994), Director and President (since
                                                          1988) and Chief Executive Officer (1988-December 1993) of
                                                          Carlisle Companies Incorporated (manufacturer of industrial products); Director or Trustee of 30 funds within the
                                                          Prudential Mutual Funds.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               THE FUND                              DURING PAST FIVE YEARS
------------------------------  -----------------------  --------------------------------------------------------------
*David R. Odenath, Jr. (42)             Trustee          Officer in Charge, President, Chief Executive Officer and
                                                          Chief Operating Officer (since June 1999), PIFM; Senior Vice
                                                          President (since June 1999), Prudential; Senior Vice
                                                          President (August 1993-May 1999), PaineWebber Group, Inc.;
                                                          Director or Trustee of 44 funds within the Prudential Mutual
                                                          Funds.

Richard A. Redeker (56)                 Trustee          Formerly President, Chief Executive Officer and Director
                                                          (October 1993-September 1996), Prudential Mutual Fund
                                                          Management, Inc., Executive Vice President, Director and
                                                          Member of Operating Committee (October 1993-September 1996),
                                                          Prudential Securities, Director (October 1993-September 1996)
                                                          of Prudential Securities Group, Inc., Executive Vice
                                                          President (January 1994-September 1996), The Prudential
                                                          Investment Corporation, Director (January 1994-September
                                                          1996), Prudential Mutual Fund Distributors, Inc. and
                                                          Prudential Mutual Fund Services, Inc. and Senior Executive
                                                          Vice President and Director of Kemper Financial Services,
                                                          Inc. (September 1978-September 1993); Director or Trustee of
                                                          30 funds within the Prudential Mutual Funds.

Robin B. Smith (59)                     Trustee          Chairman and Chief Executive Officer (since August 1996) of
                                                          Publishers Clearing House; formerly President and Chief
                                                          Executive Officer (January 1988-August 1996) and President
                                                          and Chief Operating Officer (September 1981-December 1988) of
                                                          Publishers Clearing House; Director of BellSouth Corporation,
                                                          Texaco Inc., Spring Industries Inc. and Kmart Corporation;
                                                          Director or Trustee of 32 funds within the Prudential Mutual
                                                          Funds.

*John R. Strangfeld, Jr. (45)    President and Trustee   Chief Executive Officer, Chairman, President and Director
                                                          (since January 1990), of The Prudential Investment
                                                          Corporation, Executive Vice President (since February 1998),
                                                          Prudential Global Asset Management Group of Prudential, and
                                                          Chairman (since August 1989), Pricoa Capital Group; formerly various positions to Chief Executive Officer (November
                                                          1994-December 1998), Private Asset Management Group of
                                                          Prudential and Senior Vice President (January 1986-August
                                                          1989), Prudential Capital Group, a unit of Prudential;
                                                          President and Director or Trustee of 45 funds within the
                                                          Prudential Mutual Funds.

Louis A. Weil, III (58)                 Trustee          Chairman (since January 1999), President and Chief Executive
                                                          Officer (since January 1996) and Director (since September
                                                          1991) of Central Newspapers Inc.; Chairman of the Board
                                                          (since January 1996), Publisher and Chief Executive Officer
                                                          (August 1991-December 1995), Phoenix Newspapers, Inc.;
                                                          formerly Publisher of Time Magazine (May 1989-March 1991),
                                                          President, Publisher and Chief Executive Officer of The
                                                          Detroit News (February 1986-August 1989) and member of the
                                                          Advisory Board, Chase Manhattan Bank--Westchester; Director
                                                          or Trustee of 30 funds within the Prudential Mutual Funds.

                                     POSITION WITH                           PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               THE FUND                              DURING PAST FIVE YEARS
------------------------------  -----------------------  --------------------------------------------------------------
Clay T. Whitehead (61)                  Trustee          President of National Exchange Inc. (new business development firm) (since May 1983); Director or Trustee of 33 funds
                                                          within the Prudential Mutual Funds.

Marguerite E. H. Morrison (43)         Secretary         Vice President (since December 1996) of PIFM; Vice President and Associate General Counsel (since September 1987) of
                                                          Prudential Securities; formerly Vice President and Associate
                                                          General Counsel (June 1991-September 1996) of Prudential
                                                          Mutual Fund Management, Inc.

Grace C. Torres (40)            Treasurer and Principal  First Vice President (since December 1996) of PIFM; First Vice
                                     Financial and        President (since March 1993) of Prudential Securities;
                                   Accounting Officer     formerly First Vice President (March 1994-September 1996),
                                                          Prudential Mutual Fund Management, Inc.

Stephen M. Ungerman (46)          Assistant Treasurer    Tax Director (since March 1996) of Prudential Investments;
                                                          formerly First Vice President of Prudential Mutual Fund
                                                          Management, Inc. (February 1993-September 1996).


------------------------
 * "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PIFM.

** The address of the Trustees and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Trustees also review the actions of the Fund's officers who conduct and supervise the daily business operations of the Fund.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. Mr. Beach is scheduled to retire on December 31, 1999.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The Fund pays each of its Trustees who is not an affiliated person of PIFM or the investment adviser annual compensation of $2,500 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.


    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended July 31, 1999 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE


                                                                                        TOTAL
                                                                                     COMPENSATION
                                                                                      FROM FUND
                                                                     AGGREGATE         AND FUND
                                                                   COMPENSATION      COMPLEX PAID
        NAME AND POSITION                                            FROM FUND       TO TRUSTEES
-----------------------------------------------------------------  -------------  ------------------
Edward D. Beach--Trustee                                             $   2,500    $  135,000(44/71)*
Delayne Dedrick Gold--Trustee                                        $   2,500    $  135,000(44/71)*
Robert F. Gunia--Trustee+                                            $       0            --
Douglas H. McCorkindale--Trustee**                                   $   2,500    $   70,000(23/40)*
Thomas T. Mooney--Trustee**                                          $   2,500    $  115,000(35/70)*
Stephen P. Munn--Trustee                                             $   2,500    $   45,000(18/24)*
David R. Odenath, Jr.--Trustee+                                      $       0            --
Richard A. Redeker--Trustee+                                         $   1,250            --
Robin B. Smith--Trustee**                                            $   2,500    $   90,000(32/41)*
John R. Strangfeld, Jr.--Trustee+                                    $       0            --
Louis A. Weil, III--Trustee                                          $   2,500    $   90,000(30/54)*
Clay T. Whitehead--Trustee                                           $   2,500    $   45,000(18/24)*

------------------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

+ Interested Trustees do not receive compensation from the Fund or any fund in the Fund Complex. Mr. Redeker is no longer an interested Trustee.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Trustees of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of September 10, 1999, the Trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



    As of September 10, 1999, Prudential Securities was the record holder for other beneficial owners of 15,616,860 Class A shares (or 37.2% of the outstanding Class A shares), 8,322,803 Class B shares (or 24.8% of the outstanding Class B shares), 287,102 Class C shares (or 36.1% of the outstanding Class C shares), and 54,300 Class Z shares (or 0.56% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.



    As of September 10, 1999, Prudential Employee Savings Plan, attn S. Albert, 30 Scranton Office Park, Moosic, PA 18507 was the beneficial owner of 5,542,780 Class Z shares of the Fund (approximately 57.8% of the outstanding Class Z shares).


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of August 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.8 billion. According to the Investment Company Institute, as of July 31, 1999, the Prudential Mutual Funds were the 20th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired The Prudential Investment Corporation, doing business as Prudential Investments (PI, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (State Street or the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.


    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the average daily net assets of the Fund. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


    (c) the costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended July 31, 1999, 1998 and 1997, PIFM received management fees of $7,246,989, $7,857,149 and $5,475,097, respectively, from the Fund.


    PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing investment advisory services.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    The Subadviser's Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams (Teams) specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Investment Policy Committee, whereas bottom-up security selection is made by the sector Teams.



    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining PI in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading and corporate bond investing.



    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of Prudential's Capital Management Group, where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.



    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector Team leaders, the chief investment strategist and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.



    The Corporate Team, headed by Steven Kellner, is primarily responsible for overseeing the day-to-day management of the Fund. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Fund's investment restrictions and policies. In addition, the Credit Research Team of analysts supports the sector Teams using bottom-up fundamentals, as well as economic and industry trends. Other sector Teams may contribute to securities selection when appropriate.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending July 31, 2000 and contractually limited its distribution-related fees for the fiscal year ended July 31, 1999 to .25 of 1% of the average daily net assets of the Class A shares.


    For the fiscal year ended July 31, 1999, the Distributor received payments of $1,234,793 under the Class A Plan and spent approximately $927,100 in distributing the Fund's shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended July 31, 1999, the Distributor also received approximately $187,500 in initial sales charges.


    CLASS B PLAN AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of
 .75 of 1% of the average daily net assets of each of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


    CLASS B PLAN. For the fiscal year ended July 31, 1999, the Distributor received $4,900,715 from the Fund under the Class B Plan and spent approximately $2,633,600 in distributing the Class B shares. It is estimated that of the latter amount, approximately 49.0% ($1,289,800) was spent on compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 51.0% ($1,343,800) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (40.7% or $1,071,900) and (2) an allocation on account of overhead and other branch office distribution-related expenses (10.3% or $271,900). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended July 31, 1999, the Distributor received approximately $643,200 in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended July 31, 1999, the Distributor received $95,349 from the Fund under the Class C Plan and spent approximately $81,900 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 13.2% ($10,800) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 86.8% ($71,100) was spent on the aggregate of (1) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (79.2% or $64,900) and (2) an allocation on account of overhead and other branch office distribution-related expenses (7.6% or $6,200).



    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended July 31, 1999, the Distributor received approximately $6,600 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended July 31, 1999, the Distributor also received approximately $16,300 in initial sales charges.


    Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees), including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual financial statements of the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.


    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

    The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three years ended July 31, 1999:


                                                                             FISCAL          FISCAL          FISCAL
                                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                          JULY 31, 1999   JULY 31, 1998   JULY 31, 1997
                                                                          -------------   -------------   -------------
Total brokerage commissions paid by the Fund............................   $  1,047,968    $  1,649,700    $  1,432,068
Total brokerage commissions paid to Prudential
 Securities.............................................................   $     25,701    $    103,450    $     77,615
Percentage of total brokerage commissions paid to Prudential
 Securities.............................................................          2.43%            6.5%            5.4%



    The Fund effected approximately 2.43% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended July 31, 1999. Of the total brokerage commissions paid during such period, $366,044 (or 83.9%) was paid to firms which provide research, statistical or other services to PIFM on behalf of the Fund. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at July 31, 1999. As of July 31, 1999, the Fund held securities of Salomon Brothers, Inc., Bear Stearns & Co., Inc., Warburg Dillon Read LLC, Deutsche Bank Securities Inc., Lehman Brothers Inc. and Goldman, Sachs & Co. in the aggregate amount of 40,320,300, 30,788,463, 25,020,000, 13,420,172,
9,465,069 and 2,153,269, respectively.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue an unlimited number of shares of beneficial interest, $.01 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund beyond the amount of their investment in the Fund. The Declaration of Trust of the Fund provides that shareholders will not be subject to any personal liability for acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund will contain a provision to the effect that shareholders are not individually bound thereunder.

    Massachusetts counsel for the Fund have advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

    Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

    The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

PURCHASE BY WIRE


    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Balanced Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York Time) on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Balanced Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at July 31, 1999, the maximum offering price of the Fund's shares is as follows:


CLASS A
  Net asset value and redemption price per Class A share.....       $12.66
  Maximum sales charge (5% of offering price)................          .67
                                                                    ------
  Maximum offering price to public...........................       $13.33
                                                                    ------
                                                                    ------
CLASS B
  Net asset value, offering price and redemption price per
    Class B share*...........................................       $12.61
                                                                    ------
                                                                    ------
CLASS C
  Net asset value and redemption price per Class C share*....       $12.61
  Sales charge (1% of offering price)........................          .13
                                                                    ------
  Offering price to public...................................       $12.74
                                                                    ------
                                                                    ------
CLASS Z
  Net asset value, offering price and redemption price per
    Class Z share............................................       $12.67
                                                                    ------
                                                                    ------

------------------------

 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.


SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge, if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    - officers of the Prudential Mutual Funds (including the Fund),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,


    - members of the Board of Directors of Prudential,



    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,


    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and


    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket programs").


    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - an individual,

    - the individual's spouse, their children and their parents,

    - the individual's and spouse's Individual Retirement Account (IRA),

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    - one or more employee benefit plans of a company controlled by an individual.

    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.


    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.


    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.


CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800)353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

            - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

            - current and former Director/Trustees of the Prudential mutual funds (including the Fund)


            - Prudential, with an investment of $10 million or more


    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


RIGHTS OF ACCUMULATION



    Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied accross the classes of shares of the Prudential Mutual Funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.


SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the

Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 p.m., New York
Time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor, or to your broker.


    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                                              CONTINGENT DEFERRED SALES
                                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                                     REDEMPTION PROCEEDS
----------------------------------------------------------------------------  -------------------------
First.......................................................................               5.0%
Second......................................................................               4.0%
Third.......................................................................               3.0%
Fourth......................................................................               2.0%
Fifth.......................................................................               1.0%
Sixth.......................................................................               1.0%
Seventh.....................................................................               None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


    The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A copy of the shareholder's death certificate or,
                                         in the case of a trust, a copy of the grantor's
                                         death certificate, plus a copy of the trust
                                         agreement identifying the grantor.
Disability--An individual will be        A copy of the Social Security Administration award
considered disabled if he or she is      letter or a letter from a physician on the
unable to engage in any substantial      physician's letterhead stating that the shareholder
gainful activity by reason of any        (or, in the case of a trust, the grantor (a copy of
medically determinable physical or       the trust agreement identifying the grantor will be
mental impairment which can be expected  required as well)) is permanently disabled. The
to result in death or to be of           letter must also indicate the date of disability.
long-continued and indefinite duration.
Distribution from an IRA or 403(b)       A copy of the distribution form from the custodial
Custodial Account                        firm indicating (i) the date of birth of the
                                         shareholder and (ii) that the shareholder is over
                                         age 59 and is taking a normal distribution--signed
                                         by the shareholder.
Distribution from Retirement Plan        A letter signed by the plan administrator/trustee
                                         indicating the reason for the distribution.
Excess Contributions                     A letter from the shareholder (for an IRA) or the
                                         plan administrator/ trustee on company letterhead
                                         indicating the amount of the excess and whether or
                                         not taxes have been paid.


    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions)(the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.


    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.


    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor, or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:         $100,000     $150,000     $200,000     $250,000
--------------------------  -----------  -----------  -----------  -----------
25 Years..................   $     105    $     158    $     210    $     263
20 Years..................         170          255          340          424
15 Years..................         289          433          578          722
10 Years..................         547          820        1,093        1,366
5 Years...................       1,361        2,041        2,721        3,402

See "Automatic Investment Plan."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.


    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS


    Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.


    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNT. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)
          CONTRIBUTIONS                          PERSONAL
          MADE OVER:                             SAVINGS        IRA
          ----------------------------------     --------     --------
          10 years..........................     $ 26,165     $ 31,291
          15 years..........................       44,675       58,649
          20 years..........................       68,109       98,846
          25 years..........................       97,780      157,909
          30 years..........................      135,346      244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV at 4:15 P.M., New York Time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York Time. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Trustees.

    Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

    Qualification of the Fund as a regulated investment company requires, among other things, that (a) the Fund derives at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities or foreign currencies, from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Special rules will apply to most options on stock indexes, futures contracts and options thereon, and foreign currency forward contracts in which the Fund may invest. These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, 60 percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Foreign currency forward contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences of an investment in the Fund.

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Dividends and distributions also may be subject to state and local taxes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                        P(1+T)(to the power of n) = ERV

    Where: P = a hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    Below are the average annual total returns for the Fund's share classes for the periods ended July 31, 1999.


                                                     1 YEAR     5 YEARS    10 YEARS       SINCE INCEPTION
                                                    ---------  ---------  -----------  ---------------------
Class A...........................................       4.85%     11.13%     N/A          10.91%   (1/22/90)
Class B...........................................       4.44      11.30       10.15%       9.39    (9/15/87)
Class C...........................................       7.35      11.14      N/A          11.15     (8/1/94)
Class Z...........................................      10.63     N/A         N/A          12.38     (3/1/96)


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    Below are the aggregate total returns for Fund's share classes for the periods ended July 31, 1999.


                                               1 YEAR     5 YEARS   10 YEARS      SINCE INCEPTION
                                              ---------  ---------  ---------  ---------------------
Class A.....................................      10.37%     78.44%    N/A        181.99%   (1/22/90)
Class B.....................................       9.44      71.77     162.93%    190.21    (9/15/87)
Class C.....................................       9.44      71.30     N/A         71.30     (8/1/94)
Class Z.....................................      10.63     N/A        N/A         48.97     (3/1/96)

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)(to the power of 6) - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The 30-day yields for the period ended July 31, 1999 were 2.05% for the Class A shares of the Fund; 1.41% for the Class B shares of the Fund; 1.40% for the Class C shares of the Fund; and 2.41% for the Class Z shares of the Fund.


    The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PERFORMANCE COMPARISON OF
   DIFFERENT TYPES OF INVESTMENTS
         OVER THE LONG TERM
         (12/31/25-12/31/98)

Common Stocks                              11.2%
Long-Term
Gov't. Bonds                                5.3%
Inflation                                   3.1%

(1) Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

SHARES           DESCRIPTION                       VALUE (NOTE 1)
-----------------------------------------------------------------
LONG-TERM INVESTMENTS--91.0%
COMMON STOCKS--62.2%
-----------------------------------------------------------------
ADVERTISING--1.1%
 127,800   Interpublic Group of Companies, Inc.     $   5,367,600
 143,300   Young & Rubicam Inc.                         6,493,281
                                                    -------------
                                                       11,860,881
-----------------------------------------------------------------
AIRLINES--1.1%
 144,100   AMR Corp.(a)                                 9,348,487
  65,300   USAirways Group, Inc.(a)                     2,326,313
                                                    -------------
                                                       11,674,800
-----------------------------------------------------------------
AUTOMOBILES--1.6%
 117,909   Delphi Automotive Systems Corp.              2,122,362
 100,600   Ford Motor Co.                               4,891,675
 168,700   General Motors Corp.                        10,280,156
                                                    -------------
                                                       17,294,193
-----------------------------------------------------------------
BANKS--1.2%
  59,500   Bank One Corp.                               3,246,469
  93,600   Chase Manhattan Corp.                        7,195,500
  75,900   Wells Fargo Co.                              2,960,100
                                                    -------------
                                                       13,402,069
-----------------------------------------------------------------
BEVERAGES--1.2%
  90,800   Coca-Cola Enterprises, Inc.                  2,650,225
 232,700   PepsiCo, Inc.                                9,104,388
  58,400   The Pepsi Bottling Group, Inc.               1,379,700
                                                    -------------
                                                       13,134,313
-----------------------------------------------------------------
CHEMICALS--3.0%
 401,600   Agrium, Inc. (Canada)                        3,572,622
 120,700   Dow Chemical Co.                            14,966,800
 429,300   Geon Co.                                    13,147,312
  84,000   Lyondell Chemical Co.                        1,533,000
                                                    -------------
                                                       33,219,734
-----------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--3.0%
  35,000   America Online, Inc.(a)                  $   3,329,375
  86,400   BMC Software, Inc.(a)                        4,654,800
 132,800   EMC Corp.(a)                                 8,042,700
 106,800   Microsoft Corp.(a)                           9,164,775
 194,850   Oracle Corp.(a)                              7,416,478
                                                    -------------
                                                       32,608,128
-----------------------------------------------------------------
CONSTRUCTION--2.1%
 330,100   Hanson PLC (ADR) (United Kindgom)           14,854,500
 228,100   U.S. Home Corp.(a)                           7,840,937
                                                    -------------
                                                       22,695,437
-----------------------------------------------------------------
CONSULTING
  21,249   Gartner Group, Inc.(a)                         459,502
-----------------------------------------------------------------
DIVERSFIED CONSUMER PRODUCTS--2.2%
 127,400   Avon Products, Inc.                          5,796,700
  73,200   Colgate-Palmolive Co.                        3,614,250
  64,700   Gillette Co.                                 2,834,669
  69,700   Illinois Tool Works, Inc.                    5,179,581
  72,200   Procter & Gamble Co.                         6,534,100
                                                    -------------
                                                       23,959,300
-----------------------------------------------------------------
DIVERSIFIED OPERATIONS--2.8%
  81,950   General Electric Co.                         8,932,550
 141,000   JDS Uniphase Corp.(a)                       12,742,875
 366,500   Nabisco Group Holdings Corp.                 6,871,875
 126,500   Tomkins PLC (ADR) (United Kingdom)           2,284,906
                                                    -------------
                                                       30,832,206
-----------------------------------------------------------------
ELECTRICAL SERVICES--1.2%
 110,000   AES Corp.(a)                                 6,600,000
 154,500   Texas Utilities Co.                          6,556,594
                                                    -------------
                                                       13,156,594

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

SHARES           DESCRIPTION                       VALUE (NOTE 1)
-----------------------------------------------------------------
ELECTRONICS--3.6%
 142,000   Altera Corp.(a)                          $   5,147,500
  31,000   Broadcom Corp.(a)                            3,735,500
 150,300   Intel Corp.                                 10,370,700
  72,700   LSI Logic Corp.(a)                           3,657,719
 307,300   Mattel, Inc.                                 7,221,550
 107,200   Motorola, Inc.                               9,782,000
                                                    -------------
                                                       39,914,969
-----------------------------------------------------------------
FINANCIAL SERVICES--3.4%
 136,330   Bear Stearns Co., Inc.                       5,768,463
  75,000   Federal National Mortgage Association        5,175,000
  13,500   Goldman Sachs Group, Inc.                      868,219
  87,300   Lehman Brothers Holdings, Inc.               4,692,375
 360,850   MBNA Corp.                                  10,284,225
 112,500   Providian Financial Corp.                   10,237,500
                                                    -------------
                                                       37,025,782
-----------------------------------------------------------------
FOODS--0.5%
 124,300   Bestfoods                                    6,059,625
-----------------------------------------------------------------
HEALTH CARE SERVICES/HOSPITAL MANAGEMENT--2.1%
 390,300   Columbia/HCA Healthcare Corp.                8,684,175
 387,900   HCR Manor Care, Inc.(a)                      7,903,462
 199,900   Humana, Inc.(a)                              2,173,913
  20,542   LifePoint Hospitals, Inc.(a)                   202,852
 203,100   Tenet Healthcare Corp.(a)                    3,643,106
  20,542   Triad Hospitals, Inc.(a)                       216,975
                                                    -------------
                                                       22,824,483
-----------------------------------------------------------------
HOTELS & LEISURE--0.1%
   9,235   Interstate Hotels Corp.(a)                      38,095
 277,053   Wyndham International, Inc.(a)               1,177,475
                                                    -------------
                                                        1,215,570
-----------------------------------------------------------------
INSURANCE--2.2%
  86,625   American International Group, Inc.          10,059,328
  56,800   Chubb Corp.                              $   3,397,350
  89,100   SAFECO Corp.                                 3,391,369
 185,800   Selective Insurance Group, Inc.              3,669,550
 106,500   Torchmark Corp.                              3,501,187
                                                    -------------
                                                       24,018,784
-----------------------------------------------------------------
MACHINERY--0.9%
  50,500   Applied Materials, Inc.(a)                   3,632,844
  29,400   Commercial Intertech Corp.                     431,813
 191,000   Flowserve Corp.                              3,354,437
  87,000   United Dominion Industries, Ltd.
             (Canada)                                   2,142,375
                                                    -------------
                                                        9,561,469
-----------------------------------------------------------------
MEDIA--1.9%
 256,900   CBS Corp.(a)                                11,287,544
  75,800   Clear Channel Communications, Inc.(a)        5,272,837
 165,500   Infinity Broadcasting Corp.(a)               4,561,594
                                                    -------------
                                                       21,121,975
-----------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--1.8%
  79,150   Cardinal Health, Inc.                        5,401,987
 143,700   Tyco International Ltd.                     14,037,694
                                                    -------------
                                                       19,439,681
-----------------------------------------------------------------
MEDICAL TECHNOLOGY--1.1%
 164,900   Abbott Laboratories                          7,080,394
 163,200   IMS Health, Inc.                             4,549,200
                                                    -------------
                                                       11,629,594
-----------------------------------------------------------------
METALS-NONFERROUS--3.3%
 356,400   Alcoa Inc.                                  21,339,450
 143,500   Reynolds Metals Co.                          8,125,688
 237,300   UCAR International Inc.(a)                   6,303,281
                                                    -------------
                                                       35,768,419
-----------------------------------------------------------------
MINING--0.7%
 338,900   Newmont Mining Corp.                         6,269,650
  79,600   Stillwater Mining Co.(a)                     1,800,950
                                                    -------------
                                                        8,070,600

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------

SHARES           DESCRIPTION                       VALUE (NOTE 1)
-----------------------------------------------------------------
NETWORKING--1.0%
 175,500   Cisco Systems, Inc.(a)                   $  10,902,938
   1,200   Juniper Networks, Inc.(a)                      194,925
                                                    -------------
                                                       11,097,863
-----------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES--6.9%
 172,300   Anadarko Petroleum Corp.                     6,579,706
  99,100   Baker Hughes, Inc.                           3,449,919
 112,200   Burlington Resources, Inc.                   4,957,838
 127,600   Enron Corp.                                 10,869,925
  71,100   Exxon Corp.                                  5,643,562
 106,536   KeySpan Corp.                                2,956,374
 477,300   McDermott International, Inc.               13,453,894
 270,400   Noble Affiliates, Inc.                       7,909,200
 438,700   Pioneer Natural Resources Co. (a)            5,099,887
 468,600   Western Gas Resources, Inc.                  7,731,900
 157,800   Williams Companies, Inc.                     6,637,462
                                                    -------------
                                                       75,289,667
-----------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.1%
 225,900   Longview Fibre Co.                           3,684,994
 376,000   Louisiana-Pacific Corp.                      8,248,500
                                                    -------------
                                                       11,933,494
-----------------------------------------------------------------
PHARMACEUTICALS--1.7%
 134,500   Bristol-Myers Squibb Co.                     8,944,250
 101,400   Merck & Co., Inc.                            6,863,512
  96,900   Pfizer, Inc.                                 3,288,544
                                                    -------------
                                                       19,096,306
-----------------------------------------------------------------
PUBLISHING--0.3%
  76,300   New York Times Co.                           2,999,544
------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--1.4%
 327,600   Crescent Real Estate Equities Co.            7,207,200
 217,500   Vornado Realty Trust                         7,694,062
                                                    -------------
                                                       14,901,262
-----------------------------------------------------------------
RESTAURANTS--0.7%
 172,800   McDonald's Corp.                         $   7,203,600
-----------------------------------------------------------------
RETAIL--2.8%
 101,000   CVS Corp.                                    5,024,750
  25,300   Dillard's, Inc.                                779,556
 320,600   Kmart Corp.(a)                               4,648,700
 213,800   Sears Roebuck & Co.                          8,658,900
 251,400   The Limited, Inc.                           11,485,838
                                                    -------------
                                                       30,597,744
-----------------------------------------------------------------
STEEL - PRODUCERS--1.2%
 183,700   AK Steel Holding Corp.                       4,144,731
 361,500   British Steel PLC (ADR) (United
             Kingdom)                                   9,489,375
                                                    -------------
                                                       13,634,106
-----------------------------------------------------------------
TELECOMMUNICATIONS--1.7%
     826   AT&T Corp.                                      42,901
  53,700   Lucent Technologies Inc.                     3,493,856
 139,200   MCI WorldCom, Inc.(a)                       11,484,000
  99,800   Telecomunicacoes Brasileiras SA
             (ADR) (Brazil)(a)                          3,715,025
                                                    -------------
                                                       18,735,782
-----------------------------------------------------------------
TOBACCO--0.7%
 130,500   Philip Morris Co., Inc.                      4,861,125
 122,166   R.J. Reynolds Tobacco Holdings, Inc.         3,344,294
                                                    -------------
                                                        8,205,419
-----------------------------------------------------------------
TOOLS--0.3%
  97,600   Snap-on, Inc.                                3,416,000
-----------------------------------------------------------------
WASTE MANAGEMENT--0.3%
 107,700   Waste Management, Inc.                       2,753,081
                                                    -------------
           Total common stocks
             (cost $593,181,463)                      680,811,976
                                                    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
-----------------------------------------------------------------

MOODY'S        PRINCIPAL
RATING         AMOUNT
(UNAUDITED)    (000)        DESCRIPTION              VALUE (NOTE 1)
----------------    -------------------------------------------------
DEBT OBLIGATIONS--28.8%
CORPORATE BONDS--22.5%
------------    -----------------------------------------------------
AEROSPACE--0.2%
Baa3           $    900     Northrop-Grumman Corp.,
                              7.875%, 3/1/26           $      876,204
Baa1              1,300     Raytheon Co., Note,
                              6.50%, 7/15/05                1,271,101
                                                       --------------
                                                            2,147,305
---------------------------------------------------------------------
AIRLINES--0.8%
                            Continental Airlines,
                              Inc.,
                              Notes,
Ba2               1,730     8.00%, 12/15/05                 1,641,459
Aa3               1,426     7.46%, 4/1/15                   1,418,193
Baa3              5,000     United Airlines, Inc.,
                              10.67%, 5/1/04                5,606,700
                                                       --------------
                                                            8,666,352
---------------------------------------------------------------------
ASSET BACKED SECURITIES--2.1%
Aaa               3,000     California
                              Infrastructure,
                              PG&E, 6.32%, 9/25/05          2,973,750
Aaa               5,000     Citibank Credit Card
                              Master Trust,
                              6.10%, 5/15/08                4,786,150
Aaa               5,000     MBNA Master Credit
                              Card Trust,
                              5.90%, 8/15/11                4,685,690
Aa3              11,000     Team Fleet Financing
                              Corp.,
                              7.35%, 5/15/03               11,061,875
                                                       --------------
                                                           23,507,465
---------------------------------------------------------------------
AUTOMOBILES--1.4%
                            Ford Motor Co.,
A1                3,000     6.375%, 2/1/29                  2,555,100
A1                  600     7.45%, 7/16/31                    585,906
Ba1            $  2,775     Lear Corp., Sr. Note,
                              7.96%, 5/15/05           $    2,747,250
Baa3              2,000     Navistar International
                              Corp., Sr. Note,
                              7.00%, 2/1/03                 1,950,000
Baa1              7,700     TRW, Inc., Note,
                              6.45%, 6/15/01                7,656,687
                                                       --------------
                                                           15,494,943
---------------------------------------------------------------------
BANKS--1.0%
A1                3,900     Bank Nova Scotia NY,
                              6.50%, 7/15/07                3,837,844
Aa3                 500     Bayer Hypo-Vereinsbank,
                              8.74%, 6/30/31                  484,297
Aaa               1,950     Bayerische Landesbank,
                              5.875%, 12/1/08               1,786,493
Baa2              3,000     Capital One Bank, Sr.
                              Note,
                              7.08%, 10/30/01               3,019,590
A1                2,100     National Australia Bank
                              Ltd.,
                              6.40%, 12/10/07               2,062,284
                                                       --------------
                                                           11,190,508
---------------------------------------------------------------------
BEVERAGES--0.1%
Baa2                600     Coca Cola Bottling Co.,
                              6.375%, 5/1/09                  555,918
---------------------------------------------------------------------
BROADCASTING--0.1%
                            Liberty Media Corp.,
                              Notes,
Baa3                400     7.875%, 7/15/09                   398,750
Baa3                700     8.50%, 7/15/29                    700,219
                                                       --------------
                                                            1,098,969

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
---------------------------------------------------------------------

MOODY'S        PRINCIPAL
RATING         AMOUNT
(UNAUDITED)    (000)        DESCRIPTION              VALUE (NOTE 1)
---------------------------------------------------------------------
CABLE & PAY TELEVISION SYSTEMS--0.7%
Baa2           $  2,000     British Sky Broadcasting
                              Group,
                              6.875%, 2/23/09          $    1,805,040
Ba3               2,000     Century Communications
                              Corp., Sr. Note,
                              9.75%, 2/15/02                2,040,000
Baa2              2,000     Comcast Cable
                              Communications,
                              8.375%, 5/1/07                2,116,400
                            CSC Holdings, Inc.,
                              Sr. Notes,
Ba2                 700     7.875%, 12/15/07                  688,100
Ba2                 900     7.25%, 7/15/08                    848,817
                                                       --------------
                                                            7,498,357
---------------------------------------------------------------------
CAPTIVE FINANCE--1.2%
A1                5,000     Ford Motor Credit Co.,
                              Note,
                              7.75%, 3/15/05                5,152,100
A2                5,000     Sears Roebuck Acceptance
                              Corp., Note,
                              6.38%, 10/7/02                4,973,750
Aa1               3,000     Toyota Motor Credit
                              Corp., Note,
                              5.625%, 11/13/03              2,883,750
                                                       --------------
                                                           13,009,600
---------------------------------------------------------------------
CHEMICALS--0.5%
Ba3               2,000     ISP Holdings, Inc.,
                              Sr. Note,
                              9.75%, 2/15/02                2,050,000
Ba3                 650     Lyondell Chemical Co.,
                              9.625%, 5/1/07                  659,750
                            Rohm & Haas Co., Notes,
A3                  800     6.95%, 7/15/04                    802,904
A3                  500     7.40%, 7/15/09                    503,555
A3                1,000     7.85%, 7/15/29                  1,006,120
                                                       --------------
                                                            5,022,329
---------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--0.1%
Baa1           $    600     Sun Microsystems Inc.,
                              Sr. Note,
                              7.65%, 8/15/09           $      597,282
---------------------------------------------------------------------
CONSTRUCTION--0.3%
A3                3,000     Hanson PLC
                              7.375%, 1/15/03               3,060,780
---------------------------------------------------------------------
CONTAINERS--0.2%
Ba1               2,100     Owens Illinois Inc.,
                              7.50%, 5/15/10                1,983,324
---------------------------------------------------------------------
DIVERSIFIED OPERATIONS--0.3%
Baa1                900     Cox Enterprises Inc.,
                              6.625%, 6/14/02                 892,458
Baa3              1,400     Seagram (J.) & Sons
                              Inc.,
                              5.79%, 4/15/01                1,382,920
Baa1                600     Tyco International Ltd.,
                              6.875%, 1/15/29                 536,184
                                                       --------------
                                                            2,811,562
---------------------------------------------------------------------
ELECTRICAL SERVICES--0.3%
Ba1                 800     AES Corp., Sr. Note,
                              9.50%, 6/1/09                   816,000
Ba3               1,300     CMS Energy Corp.,
                              Sr. Note,
                              8.00%, 7/1/01                 1,298,180
A3                  900     Edison Mission Energy
                              Co.,
                              Sr. Note,
                              7.73%, 6/15/09                  903,006
Baa3                800     Utilicorp United Inc.,
                              Sr. Note,
                              7.00%, 7/15/04                  793,776
                                                       --------------
                                                            3,810,962
---------------------------------------------------------------------
FINANCIAL SERVICES--1.0%
Baa3              1,650     Capital One Financial
                              Corp., Note,
                              7.25%, 5/1/06                 1,571,625
A1                3,700     Dresdner Funding Trust,
                              8.15%, 6/30/31                3,436,745

-----------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------------------------

MOODY'S        PRINCIPAL
RATING         AMOUNT
(UNAUDITED)    (000)        DESCRIPTION              VALUE (NOTE 1)
---------------------------------------------------------------------
FINANCIAL SERVICES (CONT'D.)
Aa3            $     95     FMR Corp.,
                              7.57%, 6/15/29           $       92,470
A3                  800     Heller Financial, Inc.,
                              Note,
                              6.00%, 3/19/04                  766,560
A1                4,500     International Lease
                              Finance Corp., Note,
                              5.90%, 3/12/03                4,374,540
Baa1              1,250     Sanwa Finance,
                              8.35%, 7/15/09                1,233,398
                                                       --------------
                                                           11,475,338
---------------------------------------------------------------------
FOODS--0.7%
Aa3               1,600     Archer Daniels Midland
                              Co.,
                              6.625%, 5/1/29                1,434,000
                            Kroger Co., Sr. Notes,
Baa3              1,800     6.34%, 6/1/01                   1,794,375
Baa3              3,400     6.375%, 3/1/08                  3,169,140
Baa3              1,000     7.25%, 6/1/09                     990,625
Baa3                250     7.70%, 6/1/29                     242,969
                                                       --------------
                                                            7,631,109
---------------------------------------------------------------------
HOTELS & LEISURE--0.7%
Baa3              5,000     Royal Caribbean Cruises
                              Ltd., Sr. Note,
                              8.25%, 4/1/05                 5,157,150
Ba1               3,500     Starwood Hotels &
                              Resorts, Inc., Note,
                              6.75%, 11/15/03               3,292,870
                                                       --------------
                                                            8,450,020
---------------------------------------------------------------------
INSURANCE--0.2%
Ba3               1,900     Conseco Finance Trust,
                              8.796%, 4/1/27                1,736,106
A2                  950     Marsh And Mclennan
                              Co., Inc., Sr. Note,
                              6.625%, 6/15/04                 942,219
                                                       --------------
                                                            2,678,325
---------------------------------------------------------------------
INVESTMENT BANKING--2.0%
A1             $  1,300     Goldman Sachs Group
                              LP, Note,
                              5.56%, 1/11/01           $    1,285,050
                            Lehman Brothers
                              Holdings, Inc., Notes,
Baa1              3,565     6.625%, 4/1/04                  3,468,139
Baa1              1,370     6.625%, 2/5/06                  1,304,555
Aa3              15,000     Salomon, Inc.,
                              7.30%, 5/15/02               15,300,300
                                                       --------------
                                                           21,358,044
---------------------------------------------------------------------
MEDIA--0.8%
Baa3              6,500     News America Holdings
                              Inc.,
                              6.70%, 5/21/04                6,283,672
Baa3              2,000     Time Warner, Inc.,
                              8.11%, 8/15/06                2,093,100
Baa2                550     United News & Media PLC,
                              Note,
                              7.25%, 7/1/04                   545,655
                                                       --------------
                                                            8,922,427
---------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES--0.5%
Baa2              3,500     BJ Services Co.,
                              Sr. Note,
                              7.00%, 2/1/06                 3,377,255
Baa3              1,000     El Paso Energy Corp.,
                              Sr. Note,
                              6.625%, 7/15/01                 997,500
Baa1              1,400     Sonat Inc., Note,
                              7.625%, 7/15/11               1,388,058
                                                       --------------
                                                            5,762,813
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.4%
Baa2              2,000     Fort James Corp., Note,
                              6.23%, 3/15/01                1,980,980
Baa2              4,800 (b) Scotia Pacific Co.,
                              7.71%, 1/20/28                2,880,000
                                                       --------------
                                                            4,860,980

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
------------------------------------------------------------------------------

MOODY'S        PRINCIPAL
RATING         AMOUNT
(UNAUDITED)    (000)        DESCRIPTION              VALUE (NOTE 1)
---------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST--0.7%
Baa1           $    800     Duke Realty Ltd., Sr.
                              Note,
                              7.30%, 6/30/03           $      801,625
                            ERP Operating, LP,
                              Notes,
A3                5,000     6.15%, 9/15/00                  4,977,000
A3                  400     7.10%, 6/23/04                    394,840
A3                2,000     6.63%, 4/13/15                  1,901,460
                                                       --------------
                                                            8,074,925
---------------------------------------------------------------------
RETAIL--1.3%
A3                3,525     Dayton Hudson Corp.,
                              Note,
                              6.40%, 2/15/03                3,469,904
                            Federated Dept. Stores,
                              Inc., Sr. Notes,
Baa2              2,500     8.125%, 10/15/02                2,594,400
Baa2              2,500     8.50%, 6/15/03                  2,614,375
Ba1               5,000     Kmart Corp.,
                              8.125%, 12/1/06               5,050,000
                                                       --------------
                                                           13,728,679
---------------------------------------------------------------------
TELECOMMUNICATIONS--2.4%
A2                7,000     AT&T Corp.,
                              9.25%, 4/15/02                7,477,960
Baa1                600     Cable & Wireless
                              Communication, Note,
                              6.75%, 12/1/08                  614,040
A2                  900     Electric Lightwave Inc.,
                              Note,
                              6.05%, 5/15/04                  863,487
Ba1               3,000     LCI International Inc.,
                              7.25%, 6/15/07                2,945,790
A2                3,000     Lucent Technologies,
                              Inc.,
                              6.45%, 3/15/29                2,691,840
                            MCI WorldCom, Inc.,
                              Sr. Notes,
A3                1,300     6.125%, 8/15/01                 1,292,057
A3                3,000     6.95%, 8/15/28                  2,769,570
Ba1               2,400     Qwest Communications
                              Int'l., Inc., Sr.
                              Note,
                              7.50%, 11/1/08                2,376,000
Baa1              2,500     Sprint Capital Corp.,
                              6.875%, 11/15/28              2,247,875
                            Telecomunicaciones de
                              Puerto Rico, Notes,
Baa2           $  1,800     6.65%, 5/15/06             $    1,735,272
Baa2              1,400     6.80%, 5/15/09                  1,336,790
                                                       --------------
                                                           26,350,681
---------------------------------------------------------------------
TRANSPORTATION/TRUCKING/SHIPPING--0.5%
Baa1              5,000     Norfolk Southern Corp.,
                              Note,
                              6.95%, 5/1/02                 5,029,350
---------------------------------------------------------------------
UTILITIES--1.9%
Baa3              4,500     Calenergy Co., Inc.,
                              Sr. Note,
                              6.96%, 9/15/03                4,438,125
                            Cleveland Electric
                              Illuminating, Notes,
Ba1               3,000     7.19%, 7/1/00                   3,009,000
Ba1               2,000     7.67%, 7/1/04                   2,051,200
A2                  525     Hydro-Quebec,
                              7.50%, 4/1/16                   532,434
                            Niagara Mohawk Power Corp.,
Baa2              4,500     7.375%, 8/1/03                  4,570,965
Baa2              2,000     8.00%, 6/1/04                   2,062,640
A2                  600     Pennsylvania Electric
                              Co.,
                              Sr. Note,
                              5.75%, 4/1/04                   575,766
Baa3              3,000     Western Massachusetts
                              Electric Co.,
                              7.375%, 7/1/01                3,026,400
                                                       --------------
                                                           20,266,530
---------------------------------------------------------------------
WASTE MANAGEMENT--0.1%
Ba1               1,000     Waste Management Inc.,
                              Note,
                              6.125%, 7/15/01                 993,320
                                                       --------------
                            Total corporate bonds
                              (cost $252,578,867)         246,038,197
                                                       --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1999          PRUDENTIAL BALANCED FUND
---------------------------------------------------------------------

MOODY'S        PRINCIPAL
RATING         AMOUNT
(UNAUDITED)    (000)        DESCRIPTION              VALUE (NOTE 1)
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--5.3%
                        United States Treasury Bonds,
           $ 10,000     8.125%, 8/15/19               $   11,943,700
              8,400     8.125%, 8/15/21                   10,120,656
              3,600     6.75%, 8/15/26                     3,806,424
              2,700     6.375%, 8/15/27                    2,729,106
              8,435     5.25%, 11/15/28                    7,359,538
                        United States Treasury Notes,
                250     5.25%, 5/15/04                       244,375
              5,530     7.50%, 2/15/05                     5,913,616
                225     6.50%, 5/15/05                       230,344
              4,900     6.50%, 10/15/06                    5,014,856
              3,150     4.75%, 11/15/08                    2,874,375
              8,060     5.50%, 5/15/09                     7,818,200
                                                      --------------
                        Total U.S. government
                          securities
                          (cost $59,635,048)              58,055,190
                                                      --------------
---------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS--1.0%
                        Republic of Columbia,
                          (Columbia)
Ba2             700     9.75%, 4/23/09                       581,000
                        Republic of Panama,
                          (Panama)
Ba1           1,700     4.00%, 7/17/14                     1,243,125
                        Republic of Philippines,
                          (Philippines)
Ba1             700     8.875%, 4/15/08                      666,197
                        Republic of Poland,
                          (Poland)
Baa3          1,950     4.00%, 10/27/24                    1,258,969
                        Republic of Quebec,
                          (Canada)
A2            2,050     7.50%, 7/15/23                     2,059,614
                        United Mexican States,
                          (Mexico)
Ba2           2,500     10.375%, 2/17/09                   2,493,750
Ba2           3,500     5.875%, 12/31/19                   2,861,250
                                                      --------------
                        Total foreign government
                          (cost $11,984,268)              11,163,905
                                                      --------------
                        Total debt obligations
                          (cost $324,198,183)            315,257,292
                                                      --------------

Units
--------------------------------------------------------------------
WARRANTS(a)
              5,384     United Mexican States,
                          (Mexico)
                          expiring 12/31/03           $            0
                                                      --------------
                        Total long-term investments
                          (cost $917,379,646)            996,069,268
                                                      --------------
SHORT-TERM INVESTMENTS--8.6%
CORPORATE BONDS--0.5%
---------------------------------------------------------------------
MOODY'S    PRINCIPAL
RATING     AMOUNT
(UNAUDITED) (000)

Financial Services
NR            5,000     Advanta Corp.,
                          7.25%, 8/16/99
                          (cost $5,020,600)                5,002,250
---------------------------------------------------------------------
REPURCHASE AGREEMENT--8.1%
             88,651     Joint Repurchase Agreement Account,
                        5.062%, 8/2/99,
                        (cost $88,651,000; Note 5)        88,651,000
                                                      --------------
                        Total short-term
                          investments
                          (cost $93,671,600)              93,653,250
                                                      --------------
---------------------------------------------------------------------
TOTAL INVESTMENTS--99.6%
                        (cost $1,011,051,246; Note 4)  1,089,722,518
                        Other assets in excess of
                          liabilities--0.4%                4,572,639
                                                      --------------
                        Net Assets--100%              $1,094,295,157
                                                      --------------
                                                      --------------

---------------
(a) Non-income producing security.
(b) Indicates a restricted security; the cost of such security is $4,800,000. The value $2,880,000 is approximately 0.3% of net assets.
ADR--American Depository Receipt.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current SAI contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-55

STATEMENT OF ASSETS AND LIABILITIES                     PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

ASSETS                                                                                                           JULY 31, 1999
Investments, at value (cost $1,011,051,246).................................................................      $1,089,722,518
Dividends and interest receivable...........................................................................           7,316,101
Receivable for investments sold.............................................................................           3,971,492
Receivable for Fund shares sold.............................................................................             599,821
Prepaid expenses............................................................................................              41,412
                                                                                                                  --------------
   Total assets.............................................................................................       1,101,651,344
                                                                                                                  --------------
LIABILITIES
Bank overdraft..............................................................................................               3,546
Payable for investments purchased...........................................................................           3,746,264
Payable for Fund shares reacquired..........................................................................           1,937,177
Management fee payable......................................................................................             622,019
Distribution fee payable....................................................................................             511,434
Withholding tax payable.....................................................................................              46,389
Accrued expenses............................................................................................             489,358
                                                                                                                  --------------
   Total liabilities........................................................................................           7,356,187
                                                                                                                  --------------
NET ASSETS..................................................................................................      $1,094,295,157
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      865,981
   Paid-in capital in excess of par.........................................................................         954,247,146
                                                                                                                  --------------
                                                                                                                     955,113,127
   Undistributed net investment income......................................................................           1,780,283
   Accumulated net realized gain on investments.............................................................          58,730,475
   Net unrealized appreciation on investments...............................................................          78,671,272
                                                                                                                  --------------
Net assets, July 31, 1999...................................................................................      $1,094,295,157
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($516,281,302 Divided By 40,791,363 shares of beneficial interest issued and outstanding)......................     $12.66
   Maximum sales charge (5% of offering price)..............................................................                 .67
                                                                                                                          ------
   Maximum offering price to public.........................................................................              $13.33
                                                                                                                          ------
Class B:
   Net asset value, offering price and redemption price per share
      ($445,945,802 Divided By 35,375,883 shares of beneficial interest issued and outstanding)......................     $12.61
                                                                                                                          ------
                                                                                                                          ------
Class C:
   Net asset value and redemption price per share
      ($9,939,455 Divided By 788,518 shares of beneficial interest issued and outstanding)...........................     $12.61
   Sales charge (1% of offering price)......................................................................                 .13
                                                                                                                          ------
   Offering price to public.................................................................................              $12.74
                                                                                                                          ------
                                                                                                                          ------
Class Z:
   Net asset value, offering price and redemption price per share
      ($122,128,598 Divided By 9,642,323 shares of beneficial interest issued and outstanding).......................     $12.67
                                                                                                                          ------
                                                                                                                          ------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

PRUDENTIAL BALANCED FUND
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                   YEAR ENDED
Net Investment Income                            JULY 31, 1999
                                                 -------------
Income
   Interest (net of foreign withholding taxes
      of $12,675).............................   $  28,877,963
   Dividends (net of foreign withholding taxes
      of $143,613)............................      10,364,081
                                                 -------------
      Total income............................      39,242,044
                                                 -------------
Expenses
   Management fee.............................       7,246,989
   Distribution fee--Class A..................       1,234,793
   Distribution fee--Class B..................       4,900,715
   Distribution fee--Class C..................          95,349
   Transfer agent's fees and expenses.........       2,379,000
   Custodian's fees and expenses..............         200,000
   Reports to shareholders....................         200,000
   Registration fees..........................         120,000
   Legal fees.................................          41,000
   Audit fees.................................          30,000
   Insurance..................................          24,000
   Trustees' fees and expenses................          21,500
   Miscellaneous..............................          20,434
                                                 -------------
      Total expenses..........................      16,513,780
                                                 -------------
Net investment income.........................      22,728,264
                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on:
   Investment transactions....................      59,535,086
   Financial futures transactions.............        (565,613)
   Foreign currency transactions..............           2,262
                                                 -------------
                                                    58,971,735
Net change in unrealized appreciation on
   investments................................      24,344,289
                                                 -------------
Net gain on investments.......................      83,316,024
                                                 -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.....................   $ 106,044,288
                                                 -------------
                                                 -------------

PRUDENTIAL BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                    YEAR ENDED JULY 31,
IN NET ASSETS                    --------------------------------
                                      1999              1998
                                 --------------    --------------
Operations
   Net investment income.......  $   22,728,264    $   26,293,673
   Net realized gain on
      investments and foreign
      currency transactions....      58,971,735       155,549,803
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      24,344,289      (126,216,321)
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     106,044,288        55,627,155
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment
      income
      Class A..................     (11,600,552)      (12,700,788)
      Class B..................      (7,501,189)      (10,437,329)
      Class C..................        (147,713)         (148,597)
      Class Z..................      (3,085,601)       (3,608,837)
                                 --------------    --------------
                                    (22,335,055)      (26,895,551)
                                 --------------    --------------
   Distributions from net
      realized gains on
      investment transactions
      Class A..................     (33,667,951)      (57,771,866)
      Class B..................     (35,854,241)      (69,878,157)
      Class C..................        (670,807)         (920,721)
      Class Z..................      (7,850,486)      (14,427,869)
                                 --------------    --------------
                                    (78,043,485)     (142,998,613)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................     174,931,450       195,965,154
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      95,452,760       160,126,884
   Cost of shares reacquired...    (341,670,552)     (341,566,835)
                                 --------------    --------------
   Net increase (decrease) in
      net assets from Fund
      shares transactions......     (71,286,342)       14,525,203
                                 --------------    --------------
Total decrease.................     (65,620,594)      (99,741,806)
                                 --------------    --------------
NET ASSETS
Beginning of year..............   1,159,915,751     1,259,657,557
                                 --------------    --------------
End of year(a).................  $1,094,295,157    $1,159,915,751
                                 --------------    --------------
                                 --------------    --------------
---------------
(a) Includes undistributed net
    investment income of:......  $    1,780,283    $    1,384,812
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

NOTES TO FINANCIAL STATEMENTS                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Prudential Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund was organized as an unincorporated business trust in Massachusetts on February 23, 1987. The investment objective of the Fund is to achieve a high total investment return consistent with moderate risk. The Fund invests in a diversified portfolio of money market instruments, debt obligations and equity securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country, industry or region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Any security for which the primary market is on an exchange (including Nasdaq National Market System equity securities) is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government and agency securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Forward currency exchange contracts are valued at the current cost of offsetting the contract on the day of valuation. Options are valued at the mean between the most recently quoted bid and asked prices. Futures and options thereon are valued at their last sales price as of the close of the commodities exchange or board of trade.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange.

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains on foreign currency transactions represent net foreign exchange gains from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------
                                       B-58

NOTES TO FINANCIAL STATEMENTS                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

FEDERAL INCOME TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $2,262, decrease accumulated net realized gain on investments by $9,863,628 and increase paid-in capital in excess of par by $9,861,366 for redemptions utilized as distributions for federal income tax purposes and due to realized and recognized currency gains during the year ended July 31, 1999. Net realized gains and net assets were not affected by this change.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .65 of 1% of the Fund's average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended July 31, 1999.

PIMS has advised the Fund that it received approximately $203,800 in front-end sales charges resulting from sales of Class A shares during the year ended July 31, 1999 and from sales of Class C shares during the period November 2, 1998 through July 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
--------------------------------------------------------------------------------
                                       B-59

NOTES TO FINANCIAL STATEMENTS                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
PIMS has advised the Fund that for the year ended July 31, 1999, it received approximately $643,200 and $6,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PIC, PIFM and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended July 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended July 31, 1999, the Fund incurred fees of approximately $1,972,000 for the services of PMFS. As of July 31, 1999, approximately $157,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities of the Fund, other than short-term investments, for the fiscal year ended July 31, 1999, were $1,035,947,839 and $1,165,891,789, respectively, which includes purchases and sales of U.S. government obligations of $370,240,327 and $374,027,633, respectively.

The cost basis of investments for federal income tax purposes as of July 31, 1999 was $1,013,119,580 and accordingly, net unrealized appreciation of investments for federal income tax purposes was $76,602,938 (gross unrealized appreciation--$136,842,332; gross unrealized depreciation--$60,239,394).

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government or federal agency obligations. As of July 31, 1999, the Fund had a 13.9% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $88,651,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co. Inc., 5.06%, in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $183,904,910.

Deutsche Bank Securities Inc., 5.06%, in the principal amount of $96,548,000, repurchase price $96,588,711, due 8/2/99. The value of the collateral including accrued interest is $98,479,006.

Salomon Smith Barney Inc., 5.06%, in the principal amount of $180,000,000, repurchase price $180,075,900, due 8/2/99. The value of the collateral including accrued interest is $184,504,113.

Warburg Dillon Read LLC, 5.07%, in the principal amount of $180,000,000, repurchase price $180,076,050, due 8/2/99. The value of the collateral including accrued interest is $183,604,710.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
--------------------------------------------------------------------------------
                                       B-60

NOTES TO FINANCIAL STATEMENTS                           PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest for the years ended July 31, 1999 and July 31, 1998 were as follows:

CLASS A                               SHARES          AMOUNT
----------------------------------  -----------    -------------
Year ended July 31, 1999:
Shares sold.......................    5,888,331    $  72,630,854
Shares issued in reinvestment of
  dividends and distributions.....    3,548,537       42,190,816
Shares reacquired.................  (10,211,802)    (126,616,025)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (774,934)     (11,794,355)
Shares issued upon conversion from
  Class B.........................    3,108,715       37,656,869
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,333,781    $  25,862,514
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    3,967,817    $  52,091,809
Shares issued in reinvestment of
  dividends and distributions.....    5,263,433       64,754,657
Shares reacquired.................   (9,908,242)    (129,373,980)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (676,992)     (12,527,514)
Shares issued upon conversion from
  Class B.........................    3,632,745       46,694,238
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,955,753    $  34,166,724
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Year ended July 31, 1999:
Shares sold.......................    4,593,047    $  56,428,035
Shares issued in reinvestment of
  dividends and distributions.....    3,520,532       41,558,742
Shares reacquired.................  (12,029,878)    (147,746,960)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (3,916,299)     (49,760,183)
Shares reacquired upon conversion
  into Class A....................   (3,122,676)     (37,656,869)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (7,038,975)   $ (87,417,052)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    5,179,076    $  67,414,895
Shares issued in reinvestment of
  dividends and distributions.....    6,244,089       76,307,531
Shares reacquired.................  (10,219,280)    (133,027,987)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    1,203,885       10,694,439
Shares reacquired upon conversion
  into Class A....................   (3,615,791)     (46,694,238)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,411,906)   $ (35,999,799)
                                    -----------    -------------
                                    -----------    -------------
CLASS C                               SHARES          AMOUNT
----------------------------------  -----------    -------------
Year ended July 31, 1999:
Shares sold.......................      311,461    $   3,843,335
Shares issued in reinvestment of
  dividends and distributions.....       65,181          770,023
Shares reacquired.................     (319,838)      (3,923,655)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       56,804    $     689,703
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................      323,478    $   4,203,230
Shares issued in reinvestment of
  dividends and distributions.....       84,293        1,030,457
Shares reacquired.................     (178,945)      (2,326,256)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      228,826    $   2,907,431
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Year ended July 31, 1999:
Shares sold.......................    3,393,149    $  42,029,226
Shares issued in reinvestment of
  dividends and distributions.....      918,694       10,933,179
Shares reacquired.................   (5,089,268)     (63,383,912)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (777,425)   $ (10,421,507)
                                    -----------    -------------
                                    -----------    -------------
Year ended July 31, 1998:
Shares sold.......................    5,472,022    $  72,255,220
Shares issued in reinvestment of
  dividends and distributions.....    1,463,704       18,034,239
Shares reacquired.................   (5,753,738)     (76,838,612)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    1,181,988    $  13,450,847
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                       B-61

FINANCIAL HIGHLIGHTS                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                   CLASS A
                                         ------------------------------------------------------------
                                                             YEAR ENDED JULY 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.63     $  14.01     $  11.85     $  12.04     $  11.12
                                         --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................         .29          .33          .34          .31          .34
Net realized and unrealized gain on
   investment transactions...........         .92          .29         2.96          .28         1.11
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................        1.21          .62         3.30          .59         1.45
                                         --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment
   income............................        (.29)        (.34)        (.36)        (.29)        (.33)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.89)       (1.66)        (.78)        (.49)        (.20)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (1.18)       (2.00)       (1.14)        (.78)        (.53)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  12.66     $  12.63     $  14.01     $  11.85     $  12.04
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN(a):.....................       10.37%        5.05%       29.09%        4.89%       13.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $516,281     $485,690     $497,461     $262,096     $119,829
Average net assets (000).............    $493,917     $493,828     $306,717     $246,609     $ 69,754
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.17%        1.19%        1.17%        1.20%        1.22%
   Expenses, excluding distribution
      fees...........................         .92%         .94%         .92%         .95%         .97%
   Net investment income.............        2.34%        2.51%        2.84%        2.53%        2.90%
For Class A, B, C and Z shares:
   Portfolio turnover rate...........         103%         144%         140%          97%         201%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-62

FINANCIAL HIGHLIGHTS                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                   CLASS B
                                         ------------------------------------------------------------
                                                             YEAR ENDED JULY 31,
                                         ------------------------------------------------------------
                                           1999         1998         1997         1996         1995
                                         --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  12.57     $  13.96     $  11.80     $  12.00     $  11.09
                                         --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................         .20          .24          .26          .21          .26
Net realized and unrealized gain on
   investment transactions...........         .92          .27         2.95          .28         1.10
                                         --------     --------     --------     --------     --------
   Total from investment
      operations.....................        1.12          .51         3.21          .49         1.36
                                         --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment
   income............................        (.19)        (.24)        (.27)        (.20)        (.25)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................        (.89)       (1.66)        (.78)        (.49)        (.20)
                                         --------     --------     --------     --------     --------
   Total distributions...............       (1.08)       (1.90)       (1.05)        (.69)        (.45)
                                         --------     --------     --------     --------     --------
Net asset value, end of year.........    $  12.61     $  12.57     $  13.96     $  11.80     $  12.00
                                         --------     --------     --------     --------     --------
                                         --------     --------     --------     --------     --------
TOTAL RETURN(a):.....................        9.44%        4.28%       28.24%        4.05%       12.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $445,946     $533,354     $625,715     $420,465     $392,291
Average net assets (000).............    $490,071     $578,432     $431,425     $437,792     $409,419
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        1.92%        1.94%        1.92%        1.95%        1.97%
   Expenses, excluding distribution
      fees...........................         .92%         .94%         .92%         .95%         .97%
   Net investment income.............        1.60%        1.76%        2.09%        1.78%        2.34%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-63

FINANCIAL HIGHLIGHTS                                    PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------

                                                                CLASS C                                   CLASS Z
                                         -----------------------------------------------------     ---------------------
                                                                                     AUGUST 1,
                                                                                      1994(a)
                                                   YEAR ENDED JULY 31,                THROUGH       YEAR ENDED JULY 31,
                                         ---------------------------------------     JULY 31,      ---------------------
                                          1999       1998       1997       1996        1995          1999         1998
                                         ------     ------     ------     ------     ---------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $12.57     $13.96     $11.80     $12.00      $ 11.12      $  12.64     $  14.01
                                         ------     ------     ------     ------     ---------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................       .20        .24        .26        .21          .21           .33          .37
Net realized and unrealized gain
   (loss) on investment
   transactions......................       .92        .27       2.95        .28         1.12           .91          .29
                                         ------     ------     ------     ------     ---------     --------     --------
   Total from investment
      operations.....................      1.12        .51       3.21        .49         1.33          1.24          .66
                                         ------     ------     ------     ------     ---------     --------     --------
LESS DISTRIBUTIONS
Dividends from net investment
   income............................      (.19)      (.24)      (.27)      (.20)        (.25)         (.32)        (.37)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................      (.89)     (1.66)      (.78)      (.49)        (.20)         (.89)       (1.66)
                                         ------     ------     ------     ------     ---------     --------     --------
   Total distributions...............     (1.08)     (1.90)     (1.05)      (.69)        (.45)        (1.21)       (2.03)
                                         ------     ------     ------     ------     ---------     --------     --------
Net asset value, end of period.......    $12.61     $12.57     $13.96     $11.80      $ 12.00      $  12.67     $  12.64
                                         ------     ------     ------     ------     ---------     --------     --------
                                         ------     ------     ------     ------     ---------     --------     --------
TOTAL RETURN(b):.....................      9.44%      4.28%     28.24%      4.05%       12.49%        10.63%        5.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $9,939     $9,201     $7,023     $3,525      $ 3,046      $122,129     $131,671
Average net assets (000).............    $9,535     $8,175     $4,790     $2,444      $   920      $121,398     $128,358
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.92%      1.94%      1.92%      1.95%        2.04%(d)       .92%         .94%
   Expenses, excluding distribution
      fees...........................       .92%       .94%       .92%       .95%        1.04%(d)       .92%         .94%
   Net investment income.............      1.60%      1.76%      2.09%      1.78%        2.20%(d)      2.60%        2.76%

                                                    MARCH 1,
                                                    1996(c)
                                                    THROUGH
                                                    JULY 31,
                                         1997         1996
                                       --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $  11.85      $12.16
                                       --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income................       .46         .13
Net realized and unrealized gain
   (loss) on investment
   transactions......................      2.87        (.28)
                                       --------     --------
   Total from investment
      operations.....................      3.33        (.15)
                                       --------     --------
LESS DISTRIBUTIONS
Dividends from net investment
   income............................      (.39)       (.16)
Distributions from net realized gains
   on investment and foreign currency
   transactions......................      (.78)         --
                                       --------     --------
   Total distributions...............     (1.17)       (.16)
                                       --------     --------
Net asset value, end of period.......  $  14.01      $11.85
                                       --------     --------
                                       --------     --------
TOTAL RETURN(b):.....................     29.39%      (1.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $129,459      $4,015
Average net assets (000).............  $ 99,391      $4,217
Ratios to average net assets:
   Expenses, including distribution
      fees...........................       .92%        .95%(d)
   Expenses, excluding distribution
      fees...........................       .92%        .95%(d)
   Net investment income.............      3.12%       2.72%(d)

---------------
(a) Commencement of offering of Class C shares.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-64

REPORT OF INDEPENDENT ACCOUNTANTS                       PRUDENTIAL BALANCED FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Balanced Fund (the "Fund") at July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended July 31, 1996 were audited by other independent accountants, whose opinion dated September 16, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 20, 1999

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC.


DEBT RATINGS


  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


SHORT-TERM RATINGS


  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  - Leading market positions in well-established industries.

  - High rates of return on funds employed.

  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  BB, B, CCC, CC AND C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.


DUFF & PHELPS CREDIT RATING CO.



LONG-TERM DEBT AND PREFERRED STOCK RATINGS



  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.



  AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.



  A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



  BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.



  BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.



  B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.



  CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.



SHORT-TERM DEBT RATINGS



  D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



  D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



  D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



FITCH IBCA, INC.



LONG-TERM RATINGS



  AAA


HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



  AA


VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



  A


HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



  BBB


GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.



  BB


SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



  B


HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



  CCC, CC, C


HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.



  DDD, DD, D


DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, that is, below 50%.



  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    The following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED
          ON
1/1/26 THROUGH 12/31/98
Small Stocks             $5,116.95
Common Stocks            $2,350.89
Long-Term Bonds             $44.18
Treasury Bills              $14.94
Inflation                    $9.16

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors
(DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                     '88      '89      '90      '91      '92      '93      '94      '95      '96      '97      '98
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)              7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%     9.6%    10.0%
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)         8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%     9.5%     7.0%
--------------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)              9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%    10.2%     8.6%
--------------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)             12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%    12.8%     1.6%
--------------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)              2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%    (4.3)%    5.3%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT              10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7    17.12      8.4

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1998. It does not represent the performance of any Prudential Mutual Fund.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  AVERAGE ANNUAL TOTAL RETURN OF MAJOR WORLD STOCK MARKETS
           (12/31/85 - 12/31/98) (IN U.S. DOLLARS)
Belgium                                                            22.7%
Spain                                                              22.5%
The Netherlands                                                    20.8%
Sweden                                                             19.9%
Switzerland                                                        18.3%
USA                                                                18.1%
Hong Kong                                                          17.8%
France                                                             17.4%
UK                                                                 16.7%
Germany                                                            13.4%
Austria                                                             8.9%
Japan                                                               6.5%

Source: Morgan Stanley Capital International (MSCI) and Lipper, Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Appreciation and Reinvesting
Dividends                                  $391,707
Capital Appreciation only                  $133,525

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

           ---------------------------------------------------------
                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          World Total: $15.8 Trillion

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada                     1.8%
U.S.                      51.0%
Europe                    34.7%
Pacific        Basin      12.5%

Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Long Term U.S. Treasury Bond Yield in Percent
(1926-1998)

                                    [CHART]

------------------------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and nearly 6,500 domestic and international financial advisers. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR July, 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers with over 1,400 offices around the United States.(2)


    FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Investments Fund Management is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

------------------------

(1) PIC serves as the subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund, Prudential Sector Funds, Inc., The Prudential Series Fund, Inc. and The Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust and Target Funds.



(2) As of December 31, 1996.


                                     III-1

    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitors approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets-- from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trades billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(4)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------------------
(3) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.
(4) As of December 31, 1998.

                                     III-2

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

        (a) (1) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on September 29, 1994 (File No. 33-12531).

            (2) Amended Certificate of Designation. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).

            (3) Certificate of Amendment of Declaration of Trust. Incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).


            (4) Amended and Restated Certificate of Designation. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on July 29, 1999 (File No. 33-12531).


        (b) Amended By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

        (c) Specimen receipt for shares of beneficial interest issued by the Registrant. Incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).

        (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit No. 6(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).

            (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 6(b) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).

        (e) (1) Distribution Agreement. Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

            (2) Form of Selected Dealer Agreement. Incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

        (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).

            (2) Amendment to Custodian Contract. Incorporated by reference to Exhibit No. 9(b) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).

            (3) Amendment to Custodian Contract. Incorporated by reference to Exhibit No. 8(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

            (4) Amendment to Custodian Contract.*



        (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).



            (2) Amendment to Transfer Agency Agreement.*



        (i) (1) Opinion and Consent of Counsel. Incorporated by reference to Exhibit No. (i) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed via EDGAR on July 29, 1999 (File No. 33-12531).



             (2) Consent of Counsel.*



        (j)  Consent of Independent Accountants.*


        (m) (1) Amended and Restated Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

            (2) Amended and Restated Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

            (3) Amended and Restated Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

        (o) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

--------------
* Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

  No person is controlled by or under common control with the Fund.

ITEM 25. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act") and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC ("PIFM") and The Prudential Investment Corporation ("PIC"), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17 (h) and 17 (i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  (a) Prudential Investments Fund Management LLC (PIFM).

    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the executive officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.


NAME AND ADDRESS                  POSITION WITH PIFM                            PRINCIPAL OCCUPATIONS
--------------------------------  ------------------------------  --------------------------------------------------
David R. Odenath, Jr.             Officer in Charge, President,   Officer in Charge, President, Chief Executive
                                  Chief Executive Officer and       Officer and Chief Operating Officer, PIFM;
                                  Chief Operating Officer           Senior Vice President, The Prudential Insurance
                                                                    Company of America (Prudential)
Robert F. Gunia                   Executive Vice President &      Executive Vice President & Chief Administrative
                                  Chief Administrative Officer      Officer, PIFM; Vice President, Prudential;
                                                                    President, Prudential Investment Management
                                                                    Services LLC (PIMS)
William V. Healey                 Executive Vice President,       Executive Vice President, Chief Legal Officer and
                                  Chief Legal Officer and           Secretary, PIFM; Vice President and Associate
                                  Secretary                         General Counsel, Prudential; Senior Vice
                                                                    President, Chief Legal Officer and Secretary,
                                                                    PIMS
Brian W. Henderson                Executive Vice President        Executive Vice President, PIFM; Senior Vice
                                                                    President and Chief Operating Officer, PIMS
Stephen Pelletier                 Executive Vice President        Executive Vice President, PIFM
Judy A. Rice                      Executive Vice President        Executive Vice President, PIFM
Lynn M. Waldvogel                 Executive Vice President        Executive Vice President, PIFM


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed -- Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS                POSITION WITH PIC                             PRINCIPAL OCCUPATIONS
------------------------------  ------------------------------  --------------------------------------------------
Jeffrey Hiller                  Chief Compliance Officer        Chief Compliance Officer, Prudential Private Asset
                                                                  Management
John R. Strangfeld, Jr.         Chairman of the Board,          President of Prudential Global Asset Management
                                President, Chief Executive        Group of Prudential; Senior Vice President,
                                Officer and Director              Prudential; Chairman of the Board, President,
                                                                  Chief Executive Officer and Director, PIC
Bernard Winograd                Senior Vice President and       Chief Executive Officer, Prudential Real Estate
                                Director                          Investors; Senior Vice President and Director,
                                                                  PIC


ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., The Target Portfolio Trust and Target Funds.


    (b) Information concerning the officers and directors of PIMS is set forth below.


                                     POSITIONS AND                        POSITIONS AND
                                     OFFICES WITH                         OFFICES WITH
NAME(1)                              UNDERWRITER                          REGISTRANT
-----------------------------------  -----------------------------------  -----------------------------------
Margaret Deverell..................  Vice President and Chief Financial   None
                                     Officer
Robert F. Gunia....................  President                            Vice President and Trustee
Kevin Frawley......................  Senior Vice President and            None
                                     Compliance   Officer
William V. Healey..................  Senior Vice President, Secretary     None
                                     and   Chief Legal Officer
Brian W. Henderson.................  Senior Vice President                None
Mark Smith.........................  Chief Operating Officer              None
John R. Strangfeld, Jr.............  Advisory Board Member                President and Trustee


--------------
(1) The address of each person named is 751 Broad Street, Newark, New Jersey 07102-4077 unless otherwise noted.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171,

The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1
(b)(5), (6), (7), (9), (10) and (11) 31a-1(f) Rules 31a-1(b)(4) and (11) and
31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed -- Manager", "How the Fund is Managed -- Investment Adviser" and "How the Fund is Managed -- Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  Not applicable.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 28th day of September, 1999.


                                   PRUDENTIAL BALANCED FUND

                                   /s/ John R. Strangfeld, Jr.
                                   ----------------------------------------
                                   (JOHN R. STRANGFELD, JR., PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                                        DATE
-----------------------------------  -----------------------------------  --------------------
/s/ Edward D. Beach                  Trustee                              September 28, 1999
---------------------------------
  EDWARD D. BEACH

/s/ Delayne D. Gold                  Trustee                              September 28, 1999
---------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                  Trustee                              September 28, 1999
---------------------------------
  ROBERT F. GUNIA

/s/ Douglas H. McCorkindale          Trustee                              September 28, 1999
---------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Thomas T. Mooney                 Trustee                              September 28, 1999
---------------------------------
  THOMAS T. MOONEY

/s/ Stephen P. Munn                  Trustee                              September 28, 1999
---------------------------------
  STEPHEN P. MUNN

/s/ David R. Odenath, Jr.            Trustee                              September 28, 1999
---------------------------------
  DAVID R. ODENATH, JR.

/s/ Richard A. Redeker               Trustee                              September 28, 1999
---------------------------------
  RICHARD A. REDEKER

/s/ Robin B. Smith                   Trustee                              September 28, 1999
---------------------------------
  ROBIN B. SMITH

/s/ John R. Strangfeld, Jr.          President and Trustee                September 28, 1999
---------------------------------
  JOHN R. STRANGFELD, JR.

/s/ Louis A. Weil, III               Trustee                              September 28, 1999
---------------------------------
  LOUIS A. WEIL, III

/s/ Clay T. Whitehead                Trustee                              September 28, 1999
---------------------------------
  CLAY T. WHITEHEAD

/s/ Grace C. Torres                  Treasurer and Principal Financial    September 28, 1999
---------------------------------      and Accounting Officer
  GRACE C. TORRES

                                 EXHIBIT INDEX


 EXHIBIT
NUMBER
-------------------------------------------------------------------------
(a)  (1) Amended and Restated Declaration of Trust. Incorporated by
     reference to Exhibit No. 1(a) to Post-Effective Amendment No. 13 to
     the Registration Statement on Form N-1A filed via EDGAR on September
     29, 1994 (File No. 33-12531).
     (2) Amended Certificate of Designation. Incorporated by reference to
     Exhibit No. 1(b) to Post-Effective Amendment No. 19 to the
     Registration Statement on Form N-1A filed via EDGAR on September 26,
     1997 (File No. 33-12531).
     (3) Certificate of Amendment of Declaration of Trust. Incorporated
     by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 19
     to the Registration Statement on Form N-1A filed via EDGAR on
     September 26, 1997 (File No. 33-12531).
     (4) Amended and Restated Certificate of Designation. Incorporated by
     reference to Exhibit (a)(4) to Post-Effective Amendment No. 21 to
     the Registration Statement on Form N-1A filed via EDGAR on July 29,
     1999 (File No. 33-12531).
(b)  Amended By-Laws of the Registrant. Incorporated by reference to
     Exhibit No. 2 to Post Effective Amendment No. 20 to the Registration
     Statement on Form N-1A filed via EDGAR on September 28, 1998 (File
     No. 33-12531).
(c)  Specimen receipt for shares of beneficial interest issued by the
     Registrant. Incorporated by reference to Exhibit No. 4 to
     Post-Effective Amendment No. 19 to the Registration Statement in
     Form N-1A filed via EDGAR on September 26, 1997 (File No. 33-12531).
(d)  (1) Management Agreement between the Registrant and Prudential
     Mutual Fund Management, Inc. Incorporated by reference to Exhibit
     No. 6(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).
     (2) Subadvisory Agreement between Prudential Mutual Fund Management,
     Inc. and The Prudential Investment Corporation. Incorporated by
     reference to Exhibit No. 6(b) to the Registration Statement on Form
     N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).
(e)  (1) Distribution Agreement. Incorporated by reference to Exhibit No.
     6(a) to Post Effective Amendment No. 20 to the Registration
     Statement on Form N-1A filed via EDGAR on September 28, 1998 (File
     No. 33-12531).
     (2) Form of Selected Dealer Agreement. Incorporated by reference to
     Exhibit No. 6(b) to Post Effective Amendment No. 20 to the
     Registration Statement on Form N-1A filed via EDGAR on September 28,
     1998 (File No. 33-12531).
(g)  (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 9(a) to the Registration Statement on Form N-14 filed via EDGAR on April 14,
     1997 (File No. 333-25133).
     (2) Amendment to Custodian Contract. Incorporated by reference to
     Exhibit No. 9(b) to the Registration Statement on Form N-14 filed via EDGAR on April 14, 1997 (File No. 333-25133).
     (3) Amendment to Custodian Contract. Incorporated by reference to
     Exhibit No. 8(c) to Post-Effective Amendment No. 20 to the
     Registration Statement on Form N-1A filed via EDGAR on September 28,
     1998 (File No. 33-12531).
     (4) Amendment to Custodian Contract.*
(h)  (1) Transfer Agency and Service Agreement between the Registrant and
     Prudential Mutual Fund Services, Inc. Incorporated by reference to
     Exhibit No. 9 to Post-Effective Amendment No. 19 to the Registration
     Statement on Form N-1A filed via EDGAR on September 26, 1997 (File
     No. 33-12531).
     (2) Amendment to Transfer Agency Agreement.*
(i)  (1) Opinion and Consent of Counsel. Incorporated by reference to
     Exhibit (i) to Post-Effective Amendment No. 21 to the Registration
     Statement on Form N-1A filed via EDGAR on July 29, 1999 (File No.
     33-12531).
     (2) Consent of Counsel.*
(j)  Consent of independent accountants.*
(m)  (1) Amended and Restated Distribution and Service Plan for Class A
     shares. Incorporated by reference to Exhibit No. 15(a) to
     Post-Effective Amendment No. 20 to the Registration Statement on
     Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).
     (2) Amended and Restated Distribution and Service Plan for Class B
     shares. Incorporated by reference to Exhibit No. 15(b) to
     Post-Effective Amendment No. 20 to the Registration Statement on
     Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).
     (3) Amended and Restated Distribution and Service Plan for Class C
     shares. Incorporated by reference to Exhibit No. 15(c) to
     Post-Effective Amendment No. 20 to the Registration Statement on
     Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).
(o)  Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 20 to the Registration Statement on
     Form N-1A filed via EDGAR on September 28, 1998 (File No. 33-12531).

------------------------
* Filed herewith